Exhibit 10.7

Pine Valley Commercial Banking Center 4499 Highway #7, 2nd Floor Woodbridge, Ontario L4L 9A9 Tel # 905 264 6723 Fax #905 851 8209

May 12, 2017

RENIN CANADA CORP.

RENIN US LLC

110 Walker Drive

Brampton, Ontario

L6T 4H6

Attention: Joe Ruffo, Chief Operating Officer

Dear Sir,

We are pleased to offer the Borrower the following credit facilities (the “Facilities”), subject to the following terms and conditions.

BORROWER

RENIN CANADA CORP.	(the “Borrower A”)
RENIN US LLC	(the “Borrower B”)

LENDER

The Toronto-Dominion Bank (the “Bank”), through its Pine Valley branch, in Vaughan, ON.

CREDIT LIMIT

1 (A) (B)       The lesser of:

i)	USD$15,000,000 «or its CAD$ Equivalent», AND

The Total of

A) 90% of the insured portion of Receivable Value (net of discounts, rebates, over 90 day accounts), insured with COFACE, AND

B) 85% of the non-insured Receivable Value, (net of discounts, rebates, over 90 day accounts) for companies with a satisfactory investment credit rating to the Bank, AND

C) 75% of the non-insured Receivable Value (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks), AND

D) 50% of the Inventory Value except that the amount calculated under (D) will not exceed 50% of the outstanding balance on the facility. Inventory value to include raw materials and finished goods with inventory in transit limited to USD $1,500,000; inventory value to be net of returned inventory, defective inventory, damaged goods, and obsolete inventory and / or appropriate provision to be provided for same. Inventory aged over 12 months is ineligible for margining.

LESS:

E) Three months’ rental payments on warehouses located at Brampton, Ontario and Tupelo, Mississippi if Landlord Waivers for these warehouses are not on hand.

For purposes of calculating the Credit Limit, no value will be given to any uninsured foreign accounts receivables and any insured trade account receivable exceeding any individual receivable/buyer/credit limit set out in the applicable policy.

Available Credit Limit to be forward margined

2 (A) (B)	USD$1,800,000 «or its CAD$ Equivalent», as reduced pursuant to the section headed “Repayment and Reduction of Amount of Credit Facility”.

TYPE OF CREDIT AND BORROWING OPTIONS

1 (A) (B)	Operating Loan available at the Borrower’s option by way of:

•	Prime Rate Based Loans in CAD$ (“Prime Based Loans”)

•	Bankers Acceptances in CAD$ (“B/As”)

•	United States Base Rate Loans in USD$ (“USBR Loans”)

•	London Interbank Offered Rate Loans in USD$ (“LIBOR Loans”)

•	Letters of Credit in CAD$ or USD$ (“L/Cs”)

•	Stand-by Letters of Guarantee in CAD$ or USD$ (“L/Gs”)

2 (A) (B)	Committed Reducing Term Facility (Multiple Draw) available at the Borrower’s option by way of:

•	Fixed Rate Term Loan in CAD$

•	Floating Rate Term Loan available by way of:

•	Prime Rate Based Loans in CAD$ (“Prime Based Loans”)

•	Bankers Acceptances in CAD$ (“B/As”)

•	United States Base Rate Loans in USD$ (“USBR Loans”)

•	London Interbank Offered Rate Loans in USD$ (“LIBOR Loans”)

PURPOSE

1 (A) (B)	To finance working capital

2 (A) (B)	To payout existing term credit facility and finance capital asset needs at 100% Loan to Value.

TENOR

1 (A) (B)	Uncommitted

2 (A) (B)	Committed

CONTRACTUAL

TERM

1 (A) (B)	No term

2 (A) (B)	60 months from the date of drawdown.

RATE TERM (FIXED RATE TERM LOAN)

2(A), 2(B)	Fixed rate: 6 month, 12-60 months but never to exceed the Contractual Term Maturity Date Floating rate: No term

AMORTIZATION

2(A), 2(B)	60 months.

INTEREST RATES AND FEES

Advances shall bear interest and fees as follows:

1 (A) (B)	Operating Loan:

•	Prime Based Loans: Prime Rate + 0.500% per annum

•	USBR Loans: USBR + 0.500% per annum

•	LIBOR Loans: LIBOR + 2.250% per annum

•	B/As: Stamping Fee at 2.250% per annum

•	L/Cs: As advised by the Bank at the time of issuance of the L/C

•	L/Gs: 2.000% per annum

2 (A) (B)	Committed Reducing Term Facility:

•

Fixed Rate Term Loans: as determined by the Bank, in its sole discretion, for the Rate Term selected by the Borrower, and as set out in the Rate and Payment Terms Notice applicable to that Fixed Rate Term Loan.

•	Floating Rate Term Loans available by way of:

•	Prime Based Loans: Prime Rate + 1.000% per annum

•	USBR Loans: USBR + 1.000% per annum

•	LIBOR Loans: LIBOR + 2.750% per annum

•	B/As: Stamping Fee at 2.750% per annum

For all Facilities, interest payments will be made in accordance with Schedule “A” attached hereto unless otherwise stated in this Letter or in the Rate and Payment Terms Notice applicable for a particular drawdown. Information on interest rate and fee definitions, interest rate calculations and payment is set out in the Schedule “A” attached hereto.

Interest on Fixed Rate Term Loans under Facility 2 is compounded monthly and payable monthly in arrears.

ARRANGEMENT

FEE

The Borrower has paid or will pay prior to any drawdown hereunder a non-refundable arrangement fee of CAD$45,000 (50% has been received as of this loan agreement date).

ADMINISTRATION FEE

CAD$250 per month.

RENEWAL FEE

CAD$22,500 per annum.

DRAWDOWN

1 (A) (B)	L/C and L/G on a revolving basis, limited to USD $1,500,000 + 1 year term Upon satisfaction of Disbursement Conditions, on a revolving basis.

LIBOR availability to a maximum of 90 days with minimum drawdown of USD $1,000,000 and multiples of US$100,000 thereafter

BA availability to a maximum of 90 days with minimum drawdown of CAD $1,000,000 and multiples of CAD $100,000 thereafter.

2 (A) (B)	All Bank covenants to be in compliance at time of drawdown on a post funding pro forma basis.

Bank to provide financing to a maximum of 100% of the value of new and used capital assets net of all refundable taxes.

Minimum drawdown USD $500,000 or its CAD equivalent.

Provide invoice and/or evidence of payment for capital assets to be financed for new purchases (not including existing loans to be paid out).

Subject to Disbursement conditions being met. The term loan will be available by way of multiple drawdowns (“the drawdown”) prior to April 30/2018 after which any amount not drawn is cancelled. Amounts repaid may not be redrawn.

Each drawdown under 2 will be a “tranche” and each tranche will bear its own interest rate and repayment terms as set out in the Rate and Payment Terms Notice delivered by the Bank to the Borrower in respect of that drawdown.

Notice periods, minimum amounts of draws, interest periods and contract maturity for LIBOR Loans, terms for Banker’s Acceptances and other similar details are set out in the Schedule “A” attached hereto.

BUSINESS CREDIT

SERVICE

The Borrower will have access to the Operating Loan (Facility 1) via Loan Account Number 1890-9529209 (the “Loan Account”) up to the Credit Limit of the Operating Loan by withdrawing funds from the Borrower’s Current Account Number 1890-5292117 (the “Current Account”). The Borrower agrees that each advance from the Loan Account will be in an amount equal to CAD $10,000 (the “Transfer Amount”) or a multiple thereof. If the Transfer Amount is NIL, the Borrower agrees that an advance from the Borrower’s Loan Account may be in an amount sufficient to cover the debits made to the Current Account.

The Borrower agrees that:

a)	all other overdraft privileges which have governed the Borrower’s Current Account are hereby cancelled.

b)	all outstanding overdraft amounts under any such other agreements are now included in indebtedness under this Agreement.

The Bank may, but is not required to, automatically advance the Transfer Amount or a multiple thereof or any other amount from the Loan Account to the Current Account in order to cover the debits made to the Current Account if the amount in the Current Account is insufficient to cover the debits. The Bank may, but is not required to, automatically and without notice apply the funds in the Current Account in amounts equal to the Transfer Amount or any multiple thereof or any other amount to repay the outstanding amount in the Loan Account.

OVERDRAFTS

The Borrower will have access to USBR Loans under the Operating Loan via overdraft from Current Account Number 7323688 at Branch 1890 and Current Account Number 7321995 1890 (the “Current Account”) up to a maximum of USD$15,000,000 in the aggregate. The total of USD$ loans and CAD equivalent of USBR Loans under the Operating Loan via overdrafts cannot exceed the limits defined under “Credit Limit” above.

REPAYMENT AND REDUCTION OF AMOUNT OF CREDIT FACILITY

1 (A) (B)	L/C and L/G upon payout or cancellation by the beneficiary.

The borrower agrees to repay the bank on demand.

2 (A) (B)	Payout of existing Term Loan:

Fixed rate : Up to 3 years from date of drawdown

Floating Rate: One year from date of drawdown

Additional Drawdowns:

Fixed rate : Up to 5 years from date of drawdown

Floating Rate: One year from date of drawdown

PREPAYMENT

2 (A) (B)	The Borrower has selected the 10% Prepayment Option and accordingly, Fixed Rate Term Loans under this Facility may be prepaid in accordance with Section 4a) and 4b) of Schedule A.

Floating Rate Term Loan: No prepayment penalty.

SECURITY

The following security shall be provided, shall, unless otherwise indicated, support all present and future indebtedness and liability of the Borrower and the grantor of the security to the Bank including without limitation indebtedness and liability under guarantees, foreign exchange contracts, cash management products, and derivative contracts, shall be registered in first position, and shall be on the Bank’s standard form, supported by resolutions and solicitor’s opinion, all acceptable to the Bank.

a)	General Security Agreement (“GSA”) issued by RENIN HOLDINGS LLC representing a First charge on all the Borrower’s present and after acquired personal property. - To Be Obtained

b)	General Security Agreement (“GSA”) issued by RENIN CANADA CORP. representing a First charge on all the Borrower’s present and after acquired personal property. - To Be Obtained

c)	General Security Agreement (“GSA”) issued by RENIN US LLC representing a First charge on all the Borrower’s present and after acquired personal property. - To Be Obtained

d)	Unlimited Guarantee of Advances in support of RENIN CANADA CORP.—Executed by RENIN HOLDINGS LLC (the ‘‘Guarantor”) - To Be Obtained

e)	Unlimited Guarantee of Advances in support of RENIN US LLC

•	Executed by RENIN CANADA CORP. (the “Guarantor”) - To Be Obtained

f)	Unlimited Guarantee of Advances in support of RENIN US LLC

•	Executed by RENIN HOLDINGS LLC (the “Guarantor”) - To Be Obtained

g)	Unlimited Guarantee of Advances in support of RENIN CANADA CORP

•	Executed by RENIN US LLC (the “Guarantor”) -To Be Obtained

h)	Account Receivable Insurance (Non-EDC) from RENIN CANADA CORP. - To Be Obtained

i)	Assignment of Fire Insurance with Business Interruption Insurance, TD Loss Payee from RENIN CANADA CORP. - To Be Obtained

j)	Assignment of Fire Insurance with Business Interruption Insurance, TD Loss Payee from RENIN US LLC. -To Be Obtained

k)	Section 427 Bank Act Security/Notice of Intention issued by RENIN CANADA CORP. registered in First position, regarding Brampton, Ontario. - To Be Obtained

I)	Landlord’s Letter of Non-Disturbance / Landlord’s Waiver from RENIN CANADA CORP. regarding Brampton, Ontario - To Be Obtained

m)	Landlord’s Letter of Non-Disturbance / Landlord’s Waiver from RENIN US LLC Tupelo, Mississippi - To Be Obtained

n)

US Security Agreement issued by RENIN US LLC representing First charge on all present and after acquired personal property. UCC filing/registered in Florida, Mississippi. To be guided by lawyer acting for the Bank. - To Be Obtained

o)

US Security Agreement issued by RENIN HOLDINGS LLC representing First charge on all present and after acquired personal property. UCC filing/registered in Florida, Mississippi. To be guided by lawyer acting for the Bank. - To Be Obtained

p)	Assignment of Marine Insurance in the amount of USD $1,500,000 issued by RENIN CANADA CORP., RENIN US LLC, RENIN HOLDINGS LLC - To Be Obtained

All persons and entities required to provide a guarantee shall be referred to in this Agreement individually as a “Surety” and/or “Guarantor” and collectively as the “Guarantors”;

All of the above security and guarantees shall be referred to collectively in this Agreement as “Bank Security”.

DISBURSEMENT

CONDITIONS

The obligation of the Bank to permit any drawdown hereunder is subject to the Standard Disbursement Conditions contained in Schedule “A” and the following additional drawdown conditions:

Delivery to the Bank of the following, all of which must be satisfactory to the Bank:

1)

Bank’s solicitor to review and advise on security, including, but not limited to, marine insurance, appropriate security and registration of US companies (Renin Holdings LLC and Renin US LLC) and that TD has been named as beneficiary/loss payee on the COFACE Accounts Receivable Insurance Policy.

2)

Borrower to provide management prepared financial statements for Renin US LLC and for Renin Canada Corp for the fiscal year ending December 31, 2016. Financial statements to be satisfactory to the Bank.

3)	All conditions of credit to be in compliance prior to drawdown.

4)	Bank to complete a Property Site visit of Brampton warehouse located at 110 Walker Dr, Brampton, ON L6T 4H6

5)	Completed Borrowers Environmental Questionnaire on the Bank’s standard forms on both locations (Brampton and Tupelo).

6)	Confirmation that TD has been named as beneficiary/loss payee on the Account Receivable Insurance policy.

7)	Copy of the Borrower’s finalized audited financial statements for Renin Holdings LLC for Fiscal 2016.

8)	Executed loan agreement, security, and related account documentation.

To be satisfactory to the Bank.

9)	Most recent monthly reporting package and quarterly financial statements confirming all covenants in compliance.

10)	Solicitor to obtain COFACE Accounts Receivable Insurance Policy Collateral Benefit “A” Rider document signed/executed.

REPRESENTATIONS AND WARRANTIES

All representations and warranties shall be deemed to be continually repeated so long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect. The Borrower makes the Standard Representations and Warranties set out in Schedule “A”.

POSITIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will and will ensure that its subsidiaries and each of the Guarantors will observe the Standard Positive Covenants set out in Schedule “A” plus:

Borrower to maintain compliance with all terms and conditions of the Account Receivable Insurance Policy.

REPORTING COVENANTS

1)	Annual management prepared financial statements for Renin Canada Corp to be provided within 120 calendar days of fiscal year end.

2)	Annual audited consolidated financial statements for Renin Holdings LLC to be provided within 120 calendar days of fiscal year end

3)	Annual management prepared financial statements for Renin US LLC to be provided within 120 calendar days of fiscal year end.

4)

Quarterly rolling four quarter management prepared consolidated financial statements for Renin Holdings LLC to be provided within 45 days of each quarter end. Quarterly financial statements to be accompanied by a compliance certificate.

5)

An aged Accounts Receivable, Accounts Payable and Inventory listing to be provided monthly with details on insured and non-insured receivables, holdbacks, raw materials, work in progress, inventory in transit and finished goods. Monthly reporting to be accompanied by compliance certificate provided within 20 days of each month end.

6)	Borrower to provide a monthly Compliance Certificate outlining each insured buyer and their respective Buyer Credit Limits.

7)

Provide a copy of current COFACE Accounts Receivable Insurance Policy within 120 calendar days of fiscal year end along with confirmation annually that the insurance premium is paid and remitted by the borrower.

NEGATIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will and will ensure that its subsidiaries and each of the Guarantors will observe the Standard Negative Covenants set out in Schedule “A”. In addition the Borrower will not and will ensure that its subsidiaries and each of the Guarantors will not:

1)	Make any shareholder or related party distributions without the Bank’s prior written consent, excluding USD tax sharing payments’

2)	Create, incur, assume, or suffer to exist, any additional debt, pledge, lien, security interest, assignment, charge, or encumbrance without the Bank’s prior written consent.

3)	Merge or amalgamate with or acquire any other entity, permit any change of ownership, or change its capital structure without the Bank’s prior written consent.

PERMITTED LIENS

Permitted Liens as referred to in Schedule “A” are:

Purchase Money Security Interests in equipment which Purchase Money Security Interests exist on the date of this Agreement (“Existing PMSIs”) which are known to the Bank and all future Purchase Money Security Interests on equipment acquired to replace the equipment under Existing PMSIs, provided that the cost of such replacement equipment may not exceed the cost of the equipment subject to the Existing PMSI by more than 10%

FINANCIAL COVENANTS

The Borrower agrees at all times to:

1)	1. USD $15,000,000 <or its CAD$ Equivalent>, AND

2. The Total of

A) 90% of the insured portion of Receivable Value (net of discounts, rebates, over 90 day accounts), insured with COFACE, AND

B) 85% of the non-insured Receivable Value, (net of discounts, rebates, over 90 day accounts) for companies with a satisfactory investment credit rating to the Bank, AND

C) 75% of the non-insured Receivable Value (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks), AND

D) 50% of the Inventory Value except that the amount calculated under (D) will not exceed 50% of the outstanding balance on the facility. Inventory value to include raw materials and finished goods with inventory in transit limited to USD $1,500,000; inventory value to be net of returned inventory, defective inventory, damaged goods, and obsolete inventory and / or appropriate provision to be provided for same. Inventory aged over 12 months ineligible for margining.

LESS:

E) Three months’ rental payments on warehouses located at Brampton, Ontario and Tupelo, Mississippi if Landlord Waivers for these warehouses are not on hand.

For purposes of calculating the Credit Limit, no value will be given to any uninsured foreign accounts receivables and any insured trade account receivable exceeding any individual receivable/buyer/credit limit set out in the applicable policy.

Available Credit Limit to be forward margined

2)	Debt Service Coverage ratio (DSCR) of not less than 110% to be maintained at all times based on consolidated financial results of Renin Holdings LLC tested Quarterly on a rolling four quarter basis.

DSCR is calculated as follows:

(EBITDA -Cash Taxes—Unfinanced capital expenditures—Distributions*)/(Principal + Interest)

EBITDA is defined as : Earnings before Interest, Taxes, Depreciation, and Amortization “Distributions include dividends, share redemptions, repayments of shareholder loans / notes, and advances to shareholders or related parties, etc.

3)	Total Debt to Tangible Net Worth ratio for Renin Holdings LLC of not greater than 2.75:1, to be tested based on consolidated financial results of Renin Holdings LLC Quarterly.

Debt is defined as the Borrower’s total indebtedness less loans made by the shareholders to the Borrower and postponed in favour of the Bank.

Tangible Net Worth is defined as shareholder’s equity plus loans made by the shareholders to the Borrower and postponed in favour of the Bank, less loans to its shareholders, employees and other related parties and less intangible assets including without limitation, goodwill, research and development, franchises, patents and trademarks.

EVENTS OF

DEFAULT

The Bank may accelerate the payment of principal and interest under any committed credit facility hereunder and cancel any undrawn portion of any committed credit facility hereunder, at any time after the occurrence of any one of the Standard Events of Default contained in Schedule “A” attached hereto.

ANCILLARY

FACILITIES

As at the date of this Agreement, the following uncommitted ancillary products are made available. These products may be subject to other agreements.

3 (A) (B)	TD Visa Business card (or cards) for an aggregate amount of CAD $100,000.

4 (A)	Spot Foreign Exchange Facility which allows the Borrower to enter into USD $2,000,000 for settlement on a spot basis.

4 (B)	Spot Foreign Exchange Facility which allows the Borrower to enter into USD $2,000,000 for settlement on a spot basis.

5 (A) (B)	Certain treasury products, such as forward foreign exchange transactions, and/or interest rate and currency and/or commodity swaps.

The Borrower agrees that treasury products will be used to hedge its risk and will not be used for speculative purposes.

The paragraph headed “FX CLOSE OUT” as set out in Schedule “A” shall apply to FX Transactions.

For the Borrower’s information only, the Bank advises the Borrower that, as at the day of this Agreement only, the Bank would, if requested by the Borrower, make available to the Borrower forward foreign exchange contracts in an aggregate amount of up to USD $1,000,000 for periods of up to 12 months. This limit and term is subject to change at any time at the discretion of the Bank and without prior notice to the Borrower. The Borrower must contact the Bank from time to time, to obtain information about the Borrower’s then current forward foreign exchange limit.

AVAILABILITY OF OPERATING LOAN

The Operating Loan is uncommitted, made available at the Bank’s discretion, and is not automatically available upon satisfaction of the terms and conditions, conditions precedent, or financial tests set out herein.

The occurrence of an Event of Default is not a precondition to the Bank’s right to accelerate repayment and cancel the availability of the Operating Loan.

SCHEDULE “A” -

STANDARD TERMS

AND CONDITIONS

Schedule “A” sets out the Standard Terms and Conditions (“Standard Terms and Conditions”) which apply to these credit facilities. The Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

We trust you will find these facilities helpful in meeting your ongoing financing requirements. We ask that if you wish to accept this offer of financing (which includes the Standard Terms and Conditions), please do so by signing and returning the attached duplicate copy of this letter to the undersigned. This offer will expire if not accepted in writing and received by the Bank on or before May 30, 2017.

Yours truly,

THE TORONTO-DOMINION BANK

/s/ Vito Cramarossa	/s/ Jack Borges
Vito Cramarossa	Jack Borges
District Vice-President Commercial Banking	Account Manager

THE TORONTO-DOMINION BANK

RENIN CANADA CORP hereby accepts the foregoing offer this 18 day of May, 2017. The Borrower confirms that, except as may be set out above, the credit facility(ies) detailed herein shall not be used by or on behalf of any third party.

/s/ Joe Ruffo	/s/ Shawn Pearson
Signature	Signature

Joe Ruffo, COO	Shawn Pearson, Chairman
Print Name & Position	Print Name & Position

THE TORONTO-DOMINION BANK

RENIN US LLC hereby accepts the foregoing offer this 18 day of May, 2017. The Borrower confirms that, except as may be set out above, the credit facility(ies) detailed herein shall not be used by or on behalf of any third party.

/s/ Joe Ruffo	/s/ Shawn Pearson
Signature	Signature

Joe Ruffo, COO	Shawn Pearson, Chairman
Print Name & Position	Print Name & Position

cc. Guarantor(s)

The Bank is providing the guarantor(s) with a copy of this letter as a courtesy only. The delivery of a copy of this letter does not create any obligation of the Bank to provide the guarantor(s) with notice of any changes to the credit facilities, including without limitation, changes to the terms and conditions, increases or decreases in the amount of the credit facilities, the establishment of new credit facilities or otherwise. The Bank may, or may not, at its option, provide the guarantor(s) with such information, provided that the Bank will provide such information upon the written request of the guarantor.

SCHEDULE A

STANDARD TERMS AND CONDITIONS

1. INTEREST RATE DEFINITIONS

Prime Rate means the rate of interest per annum (based on a 365 day year) established and reported by the Bank to the Bank of Canada from time to time as the reference rate of interest for determination of interest rates that the Bank charges to customers of varying degrees of creditworthiness in Canada for Canadian dollar loans made by it in Canada.

The Stamping Fee rate per annum for CAD B/As is based on a 365 day year and the Stamping Fee is calculated on the Face Amount of each B/A presented to the Bank for acceptance. The Stamping Fee rate per annum for USD B/As is based on a 360 day year and the Stamping Fee is calculated on the Face Amount of each B/A presented to the Bank for acceptance.

CDOR means, for any day, the annual rate for B/As denominated in Canadian Dollars for a specified term that appears on the Reuters Screen CDOR Page as of 10:00 a.m. (Toronto time) on such day (or, if such day is not a Business Day, then on the immediately preceding Business Day).

LIBOR means the rate of interest per annum (based on a 360 day year) as determined by the Bank (rounded upwards, if necessary to the nearest whole multiple of 1/16th of 1%) at which the Bank may make available United States dollars which are obtained by the Bank in the Interbank Euro Currency Market, London, England at approximately 11:00 a.m. (Toronto time) on the second Business Day before the first day of, and in an amount similar to, and for the period similar to the interest period of, such advance.

USBR means the rate of interest per annum (based on a 365 day year) established by the Bank from time to time as the reference rate of interest for the determination of interest rates that the Bank charges to customers of varying degrees of creditworthiness for US dollar loans made by it in Canada.

If Prime Rate, CDOR, LIBOR, USBR or any other applicable base rate is less than zero, such base rate shall be deemed to be zero for purposes of this Agreement.

Any interest rate based on a period less than a year expressed as an annual rate for the purposes of the Interest Act (Canada) is equivalent to such determined rate multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the period upon which it was based.

2. INTEREST CALCULATION AND PAYMENT

Interest on Prime Based Loans and USBR Loans is calculated daily (including February 29 in a leap year) and payable monthly in arrears based on the number of days the subject loan is outstanding unless otherwise provided in the Rate and Payment Terms Notice. Interest is charged on February 29 in a leap year.

The Stamping Fee is calculated based on the amount and the term of the B/A and is payable upon acceptance by the Bank of the B/A. The net proceeds received by the Borrower on a B/A advance will be equal to the Face Amount of the B/A discounted at the Bank’s then prevailing B/A discount rate for CAD B/As or USD B/As as the case may be, for the specified term of the B/A less the B/A Stamping Fee. If the B/A discount rate (or the rate used to determine the B/A discount rate) is less than zero, it shall instead be deemed to be zero for purposes of this Agreement.

Interest on LIBOR Loans and CDOR Loans is calculated and payable on the earlier of contract maturity or quarterly in arrears, for the number of days in the LIBOR or CDOR interest period, as applicable.

L/C and L/G fees are payable at the time set out in the Letter of Credit Indemnity Agreement applicable to the issued L/C or L/G.

Interest on Fixed Rate Term Loans is compounded monthly and payable monthly in arrears unless otherwise provided in the Rate and Payment Terms Notice.

Interest is payable both before and after maturity or demand, default and judgment.

Each payment under this Agreement shall be applied first in payment of costs and expenses, then interest and fees and the balance, if any, shall be applied in reduction of principal.

For loans not secured by real property, all overdue amounts of principal and interest and all amounts outstanding in excess of the Credit Limit shall bear interest from the date on which the same became due or from when the excess was incurred, as the case may be, until the date of payment or until the date the excess is repaid at the Bank’s standard rate charged from time to time for overdrafts, or such lower interest rate if the Bank agrees to a lower interest rate in writing. Nothing in this clause shall be deemed to authorize the Borrower to incur loans in excess of the Credit Limit.

If any provision of this Agreement would oblige the Borrower to make any payment of interest or other amount payable to the Bank in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by the Bank of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable law or so result in a receipt by the Bank of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: first, by reducing the amount or rate of interest, and, thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the Bank which would constitute interest for purposes of section 347 of the Criminal Code (Canada).

3. DRAWDOWN PROVISIONS

Prime Based and USBR Loans

There is no minimum amount of drawdown by way of Prime Based Loans and USBR Loans, except as stated in this Agreement. The Borrower shall provide the Bank with 3 Business Days’ notice of a requested Prime Based Loan or USBR Loan over $1,000,000.

B/As

The Borrower shall advise the Bank of the requested term or maturity date for B/As issued hereunder. The Bank shall have the discretion to restrict the term or maturity dates of B/As. In no event shall the term of the B/A exceed the Contractual Term Maturity Date or Maturity Date, as applicable. Except as otherwise stated in this Agreement, the minimum amount of a drawdown by way of B/As is $1,000,000 and in multiples of $100,000 thereafter. The Borrower shall provide the Bank with 3 Business Days’ notice of a requested B/A drawdown.

The Borrower shall pay to the Bank the full amount of the B/A at the maturity date of the B/A.

The Borrower appoints the Bank as its attorney to and authorizes the Bank to (i) complete, sign, endorse, negotiate and deliver B/As on behalf of the Borrower in handwritten form, or by facsimile or mechanical signature or otherwise, (ii) accept such B/As, and (iii) purchase, discount, and/or negotiate B/As.

LIBOR and CDOR

The Borrower shall advise the Bank of the requested LIBOR or CDOR contract maturity period. The Bank shall have the discretion to restrict the LIBOR or CDOR contract maturity. In no event shall the term of the LIBOR or CDOR contract exceed the Contractual Term Maturity Date. Except as otherwise stated in this Agreement, the minimum amount of a drawdown by way of a LIBOR Loan or a CDOR Loan is $1,000,000, and shall be in multiples of $100,000 thereafter. The Borrower will provide the Bank with 3 Business Days’ notice of a requested LIBOR Loan or CDOR Loan.

L/C and/or L/G

The Bank shall have the discretion to restrict the maturity date of L/Gs or L/Cs.

B/A, LIBOR and CDOR - Conversion

Any portion of any B/A, LIBOR or CDOR Loan that is not repaid, rolled over or converted in accordance with the applicable notice requirements hereunder shall be converted by the Bank to a Prime Based Loan effective as of the maturity date of the B/A or the last day in the interest period of the LIBOR or CDOR contract, as applicable. The Bank may charge interest on the amount of the Prime Based Loan at the rate of 115% of the rate applicable to Prime Based Loans for the 3 Business Day period immediately following such maturity. Thereafter, the rate shall revert to the rate applicable to Prime Based Loans.

B/A, LIBOR and CDOR - Market Disruption

If the Bank determines, in its sole discretion, that a normal market in Canada for the purchase and sale of B/As or the making of CDOR or LIBOR Loans does not exist, any right of the Borrower to request a drawdown under the applicable borrowing option shall be suspended until the Bank advises otherwise. Any drawdown request for B/As, LIBOR or CDOR Loans, as applicable, during the suspension period shall be deemed to be a drawdown notice requesting a Prime Based Loan in an equivalent amount.

Cash Management

The Bank may, and the Borrower hereby authorizes the Bank to, drawdown under the Operating Loan, Agriculture Operating Line or Farm Property Line of Credit to satisfy any obligations of the Borrower to the Bank in connection with any cash management service provided by the Bank to the Borrower. The Bank may drawdown under the Operating Loan, Agriculture Operating Line or Farm Property Line of Credit even if the drawdown results in amounts outstanding in excess of the Credit Limit.

Notice

Prior to each drawdown under a Fixed Rate Term Loan, other than a Long Term Farm Loan, an Agriculture Term Loan, a Canadian Agricultural Loans Act Loan, a Dairy Term Loan or a Poultry Term Loan and at least 10 days prior to the maturity of each Rate Term, the Borrower will advise the Bank of its selection of drawdown options from those made available by the Bank. The Bank will, after each drawdown, other than drawdowns by way of BA, CDOR, or LIBOR Loan or under the operating loan, send a Rate and Payment Terms Notice to the Borrower.

4. PREPAYMENT

Fixed Rate Term Loans

10% Prepayment Option Chosen.

(a)

Once, each calendar year, (“Year”), the Borrower may, provided that an Event of Default has not occurred, prepay in one lump sum, an amount of principal outstanding under a Fixed Rate Term Loan not exceeding 10% of the original amount of the Fixed Rate Term Loan, upon payment of all interest accrued to the date of prepayment without paying any prepayment charge. If the prepayment privilege is not used in one Year, it cannot be carried forward and used in a later Year.

(b)

Provided that an Event of Default has not occurred, the Borrower may prepay more than 10% of the original amount of a Fixed Rate Term Loan in any Year, upon payment of all interest accrued to the date of prepayment and an amount equal to the greater of:

i)

three months’ interest on the amount of the prepayment (the amount of prepayment is the amount of prepayment exceeding the 10% limit described in Section 4(a)) using the interest rate applicable to the Fixed Rate Term Loan being prepaid; and

ii)	the Yield Maintenance, being the difference between:

a.	the current outstanding principal balance of the Fixed Rate Term Loan; and

b.

the sum of the present values as of the date of the prepayment of the future payments to be made on the Fixed Rate Term Loan until the last day of the Rate Term, plus the present value of the principal amount of the Fixed Rate Term Loan that would have been due on the maturity of the Rate Term, when discounted at the Government of Canada bond yield rate with a term which has the closest maturity to the unexpired term of the Fixed Rate Term Loan.

10% Prepayment Option Not Chosen.

(c)

The Borrower may, provided that an Event of Default has not occurred, prepay all or any part of the principal then outstanding under a Fixed Rate Term Loan upon payment of all interest accrued to the date of prepayment and an amount equal to the greater of:

i)	three months’ interest on the amount of the prepayment using the interest rate applicable to the Fixed Rate Term Loan being prepaid; and

ii)	the Yield Maintenance, being the difference between:

a.	the current outstanding principal balance of the Fixed Rate Term Loan; and

b.

the sum of the present values as of the date of the prepayment of the future payments to be made on the Fixed Rate Term Loan until the last day of the Rate Term, plus the present value of the principal amount of the Fixed Rate Term Loan that would have been due on the maturity of the Rate Term, when discounted at the Government of Canada bond yield rate with a term which has the closest maturity to the unexpired term of the Fixed Rate Term Loan.

Floating Rate Term Loans

The Borrower may prepay the whole or any part of the principal outstanding under a Floating Rate Term Loan, at any time without the payment of prepayment charges.

5. STANDARD DISBURSEMENT CONDITIONS

The obligation of the Bank to permit any drawdowns hereunder at any time is subject to the following conditions precedent:

a)	The Bank shall have received the following documents which shall be in form and substance satisfactory to the Bank:

i)	A copy of a duly executed resolution of the Board of Directors of the Borrower empowering the Borrower to enter into this Agreement;

ii)	A copy of any necessary government approvals authorizing the Borrower to enter into this Agreement;

iii)	All of the Bank Security and supporting resolutions and solicitors’ letter of opinion required hereunder;

iv)	The Borrower’s compliance certificate certifying compliance with all terms and conditions hereunder;

v)	All operation of account documentation; and

vi)	For drawdowns under the Facility by way of L/C or L/G, the Bank’s standard form Letter of Credit Indemnity Agreement

b)	The representations and warranties contained in this Agreement are correct.

c)	No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default, but for the requirement that notice be given or time elapse or both.

d)	The Bank has received the arrangement fee payable hereunder (if any) and the Borrower has paid all legal and other expenses incurred by the Bank in connection with the Agreement or the Bank Security.

6. STANDARD REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants, which representations and warranties shall be deemed to be continually repeated so long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, that:

a)

The Borrower is a duly incorporated corporation, a limited partnership, partnership, or sole proprietorship, duly organized, validly existing and in good standing under the laws of the jurisdiction where the Branch/Centre is located and each other jurisdiction where the Borrower has property or assets or carries on business and the Borrower has adequate corporate power and authority to carry on its business, own property, borrow monies and enter into agreements therefore, execute and deliver the Agreement, the Bank Security, and documents required hereunder, and observe and perform the terms and provisions of this Agreement.

b)

There are no laws, statutes or regulations applicable to or binding upon the Borrower and no provisions in its charter documents or in any by-laws, resolutions, contracts, agreements, or arrangements which would be contravened, breached, violated as a result of the execution, delivery, performance, observance, of any terms of this Agreement.

c)

No Event of Default has occurred nor has any event occurred which, with the passage of time or the giving of notice, would constitute an Event of Default under this Agreement or which would constitute a default under any other agreement.

d)

There are no actions, suits or proceedings, including appeals or applications for review, or any knowledge of pending actions, suits, or proceedings against the Borrower and its subsidiaries, before any court or administrative agency which would result in any material adverse change in the property, assets, financial condition, business or operations of the Borrower.

e)

All material authorizations, approvals, consents, licenses, exemptions, filings, registrations and other requirements of governmental, judicial and public bodies and authorities required to carry on its business have been or will be obtained or effected and are or will be in full force and effect.

f)

The financial statements and forecasts delivered to the Bank fairly present the present financial position of the Borrower, and have been prepared by the Borrower and its auditors in accordance with the International Financial Reporting Standards or GAAP for Private Enterprises.

g)

All of the remittances required to be made by the Borrower to the federal government and all provincial and municipal governments have been made, are currently up to date and there are no outstanding arrears. Without limiting the foregoing, all employee source deductions (including income taxes, Employment Insurance and Canada Pension Plan), sales taxes (both provincial and federal), corporate income taxes, corporate capital taxes, payroll taxes and workers’ compensation dues are currently paid and up to date.

h)

If the Bank Security includes a charge on real property, the Borrower or Guarantor, as applicable, is the legal and beneficial owner of the real property with good and marketable title in fee simple thereto, free from all easements, rights-of-way, agreements, restrictions, mortgages, liens, executions and other encumbrances, save and except for those approved by the Bank in writing.

i)	All information that the Borrower has provided to the Bank is accurate and complete respecting, where applicable:

i)	the names of the Borrower’s directors and the names and addresses of the Borrower’s beneficial owners;

ii)	the names and addresses of the Borrower’s trustees, known beneficiaries and/or settlors; and

iii)	the Borrower’s ownership, control and structure.

7. STANDARD POSITIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will, and will ensure that its subsidiaries and each of the Guarantors will:

a)

Pay all amounts of principal, interest and fees on the dates, times and place specified herein, under the Rate and Payment Terms Notice, and under any other agreement between the Bank and the Borrower.

b)	Advise the Bank of any change in the amount and the terms of any credit arrangement made with other lenders or any action taken by another lender to recover amounts outstanding with such other lender.

c)

Advise promptly after the happening of any event which will result in a material adverse change in the financial condition, business, operations, or prospects of the Borrower or the occurrence of any Event of Default or default under this Agreement or under any other agreement for borrowed money.

d)

Do all things necessary to maintain in good standing its corporate existence and preserve and keep all material agreements, rights, franchises, licenses, operations, contracts or other arrangements in full force and effect.

e)	Take all necessary actions to ensure that the Bank Security and its obligations hereunder will rank ahead of all other indebtedness of and all other security granted by the Borrower.

f)

Pay all taxes, assessments and government charges unless such taxes, assessments, or charges are being contested in good faith and appropriate reserves shall be made with funds set aside in a separate trust fund.

g)

Provide the Bank with information and financial data as it may request from time to time, including, without limitation, such updated information and/or additional supporting information as the Bank may require with respect to any or all the matters in the Borrower’s representation and warranty in Section 6(i).

h)	Maintain property, plant and equipment in good repair and working condition.

i)

Inform the Bank of any actual or probable litigation and furnish the Bank with copies of details of any litigation or other proceedings, which might affect the financial condition, business, operations, or prospects of the Borrower.

j)	Provide such additional security and documentation as may be required from time to time by the Bank or its solicitors.

k)	Continue to carry on the business currently being carried on by the Borrower its subsidiaries and each of the Guarantors at the date hereof.

I)	Maintain adequate insurance on all of its assets, undertakings, and business risks.

m)

Permit the Bank or its authorized representatives full and reasonable access to its premises, business, financial and computer records and allow the duplication or extraction of pertinent information therefrom.

n)	Comply with all applicable laws.

8. STANDARD NEGATIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will not and will ensure that its subsidiaries and each of the Guarantors will not:

a)

Create, incur, assume, or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest, assignment, charge, or encumbrance (including without limitation, any conditional sale, or other title retention agreement, or finance lease) of any nature, upon or with respect to any of its assets or undertakings, now owned or hereafter acquired, except for those Permitted Liens, if any, set out in the Letter.

b)

Create, incur, assume or suffer to exist any other indebtedness for borrowed money (except for indebtedness resulting from Permitted Liens, if any) or guarantee or act as surety or agree to indemnify the debts of any other Person.

c)	Merge or consolidate with any other Person, or acquire all or substantially all of the shares, assets or business of any other Person.

d)

Sell, lease, assign, transfer, convey or otherwise dispose of any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of subsidiaries, receivables and leasehold interests), except for inventory disposed of in the ordinary course of business.

e)	Terminate or enter into a surrender of any lease of any property mortgaged under the Bank Security.

f)	Cease to carry on the business currently being carried on by each of the Borrower, its subsidiaries, and the Guarantors at the date hereof.

g)	Permit any change of ownership or change in the capital structure of the Borrower.

9. ENVIRONMENTAL

The Borrower represents and warrants (which representation and warranty shall continue throughout the term of this Agreement) that the business of the Borrower, its subsidiaries and each of the Guarantors is being operated in compliance with applicable laws and regulations respecting the discharge, omission, spill or disposal of any hazardous materials and that any and all enforcement actions in respect thereto have been clearly conveyed to the Bank.

The Borrower shall, at the request of the Bank from time to time, and at the Borrower’s expense, obtain and provide to the Bank an environmental audit or inspection report of the property from auditors or inspectors acceptable to the Bank.

The Borrower hereby indemnifies the Bank, its officers, directors, employees, agents and shareholders, and agrees to hold each of them harmless from all loss, claims, damages and expenses (including legal and audit expenses) which may be suffered or incurred in connection with the indebtedness under this Agreement or in connection with the Bank Security.

10. STANDARD EVENTS OF DEFAULT

The Bank may accelerate the payment of principal and interest under any committed credit facility hereunder and cancel any undrawn portion of any committed credit facility hereunder, at any time after the occurrence of any one of the following Events of Default:

a)	Non-payment of principal outstanding under this Agreement when due or non-payment of interest or fees outstanding under this Agreement within 3 Business Days of when due.

b)	If any representation, warranty or statement made hereunder or made in connection with the execution and delivery of this Agreement or the Bank Security is false or misleading at any time.

c)

If any representation or warranty made or information provided by the Guarantor to the Bank from time to time, including without limitation, under or in connection with the Personal Financial Statement and Privacy Agreement provided by the Guarantor, is false or misleading at any time.

d)

If there is a breach or non-performance or non-observance of any term or condition of this Agreement or the Bank Security and, if such default is capable to being remedied, the default continues unremedied for 5 Business Days after the occurrence.

e)

If the Borrower, any one of its subsidiaries, or, if any of the Guarantors makes a general assignment for the benefit of creditors, files or presents a petition, makes a proposal or commits any act of bankruptcy, or if any action is taken for the winding up, liquidation or the appointment of a liquidator, trustee in bankruptcy, custodian, curator, sequestrator, receiver or any other officer with similar powers or if a judgment or order shall be entered by any court approving a petition for reorganization, arrangement or composition of or in respect of the Borrower, any of its subsidiaries, or any of the Guarantors or if the Borrower, any of its subsidiaries, or any of the Guarantors is insolvent or declared bankrupt.

f)	If there exists a voluntary or involuntary suspension of business of the Borrower, any of its subsidiaries, or any of the Guarantors.

g)	If action is taken by an encumbrancer against the Borrower, any of its subsidiaries, or any of the Guarantors to take possession of property or enforce proceedings against any assets.

h)

If any final judgment for the payment of monies is made against the Borrower, any of its subsidiaries, or any of the Guarantors and it is not discharged within 30 days from the imposition of such judgment.

i)

If there exists an event, the effect of which with lapse of time or the giving of notice, will constitute an event of default or a default under any other agreement for borrowed money in excess of the Cross Default Threshold entered into by the Borrower, any of its subsidiaries, or any of the Guarantors.

j)

If the Borrower, any one of its subsidiaries, or any of the Guarantors default under any other present or future agreement with the Bank or any of the Bank’s subsidiaries, including without limitation, any other loan agreement, forward foreign exchange transactions, interest rate and currency and/or commodity swaps.

k)

If the Bank Security is not enforceable or if any party to the Bank Security shall dispute or deny any liability or any of its obligations under the Bank Security, or if any Guarantor terminates a guarantee in respect of future advances.

l)

If, in the Bank’s determination, a material adverse change occurs in the financial condition, business operations or prospects of the Borrower, any of the Borrower’s subsidiaries, or any of the Guarantors.

m)	If the Borrower or a Guarantor is an individual, the Borrower or such Guarantor dies or is found by a court to be incapable of managing his or her affairs.

11. ACCELERATION

If the Bank accelerates the payment of principal and interest hereunder, the Borrower shall immediately pay to the Bank all amounts outstanding hereunder, including without limitation, the amount of unmatured B/As, CDOR and LIBOR Loans and the amount of all drawn and undrawn L/Gs and L/Cs. All cost to the Bank of unwinding CDOR and LIBOR Loans and all loss suffered by the Bank in re-employing amounts repaid will be paid by the Borrower.

The Bank may demand the payment of principal and interest under the Operating Loan, Agriculture Operating Line or Farm Property Line of Credit (and any other uncommitted facility) hereunder and cancel any undrawn portion of the Operating Loan, Agriculture Operating Line or Farm Property Line of Credit (and any other uncommitted facility) hereunder, at any time whether or not an Event of Default has occurred.

12. INDEMNITY

The Borrower agrees to indemnify the Bank from and against any and all claims, losses and liabilities arising or resulting from this Agreement. USD loans must be repaid with USD and CAD loans must be repaid with CAD and the Borrower shall indemnify the Bank for any loss suffered by the Bank if USD loans are repaid with CAD or vice versa, whether such payment is made pursuant to an order of a court or otherwise. In no event will the Bank be liable to the Borrower for any direct, indirect or consequential damages arising in connection with this Agreement.

13. TAXATION ON PAYMENTS

All payments made by the Borrower to the Bank will be made free and clear of all present and future taxes (excluding the Bank’s income taxes), withholdings or deductions of whatever nature. If these taxes, withholdings or deductions are required by applicable law and are made, the Borrower, shall, as a separate and independent obligation, pay to the Bank all additional amounts as shall fully indemnify the Bank from any such taxes, withholdings or deductions.

14. REPRESENTATION

No representation or warranty or other statement made by the Bank concerning any of the Facilities shall be binding on the Bank unless made by it in writing as a specific amendment to this Agreement.

15. CHANGING THE AGREEMENT

a)

The Bank may, from time to time, unilaterally change the provisions of this Agreement where (i) the provisions of the Agreement relate to the Operating Loan, Agriculture Operating Line or Farm Property Line of Credit (and any other uncommitted facility) or (ii) such change is for the benefit of the Borrower, or made at the Borrower’s request, including without limitation, decreases to fees or interest payable hereunder or (iii) where such change makes compliance with this Agreement less onerous to the Borrower, including without limitation, release of security. These changes can be made by the Bank providing written notice to the Borrower of such changes in the form of a specific waiver or a document constituting an amending agreement. The Borrower is not required to execute such waiver or amending agreement, unless the Bank requests the Borrower to sign such waiver or amending agreement. A change in the Prime Rate and USBR is not an amendment to the terms of this Agreement that requires notification to be provided to the Borrower.

b)

Changes to the Agreement, other than as described in a) above, including changes to covenants and fees payable by the Borrower, are required to be agreed to by the Bank and the Borrower in writing, by the Bank and the Borrower each signing an amending agreement.

c)	The Bank is not required to notify a Guarantor of any change in the Agreement, including any increase in the Credit Limit.

16. ADDED COST

If the introduction of or any change in any present or future law, regulation, treaty, official or unofficial directive, or regulatory requirement, (whether or not having the force of law) or in the interpretation or application thereof, relates to:

i)	the imposition or exemption of taxation of payments due to the Bank or on reserves or deemed reserves in respect of the undrawn portion of any Facility or loan made available hereunder; or,

ii)	any reserve, special deposit, regulatory or similar requirement against assets, deposits, or loans or other acquisition of funds for loans by the Bank; or,

iii)	the amount of capital required or expected to be maintained by the Bank as a result of the existence of the advances or the commitment made hereunder;

and the result of such occurrence is, in the sole determination of the Bank, to increase the cost of the Bank or to reduce the income received or receivable by the Bank hereunder, the Borrower shall, on demand by the Bank, pay to the Bank that amount which the Bank estimates will compensate it for such additional cost or reduction in income and the Bank’s estimate shall be conclusive, absent manifest error.

17. EXPENSES

The Borrower shall pay, within 5 Business Days following notification, all fees and expenses (including but not limited to all legal fees) incurred by the Bank in connection with the preparation, registration and ongoing administration of this Agreement and the Bank Security and with the enforcement of the Bank’s rights and remedies under this Agreement and the Bank Security whether or not any amounts are advanced under the Agreement. These fees and expenses shall include, but not be limited, to all outside counsel fees and expenses and all in-house legal fees and expenses, if in-house counsel are used, and all outside professional advisory fees and expenses. The Borrower shall pay interest on unpaid amounts due pursuant to this paragraph at the All-In Rate plus 2% per annum.

Without limiting the generality of Section 25, the Bank or the Bank’s agent, is authorized to debit any of the Borrower’s accounts with the amount of the fees and expenses owed by the Borrower hereunder, including the registration fee in connection with the Bank Security, even if that debiting creates an overdraft in any such account. If there are insufficient funds in the Borrower’s accounts to reimburse the Bank or it’s agent for payment of the fees and expenses owed by the Borrower hereunder, the amount debited to the Borrower’s accounts shall be deemed to be a Prime Based Loan under the Operating Loan, the Agriculture Operating Line or Farm Property Line of Credit.

The Borrower will, if requested by the Bank, sign a Pre-Authorized Payment Authorization in a format acceptable to the Bank to permit the Bank’s agent to debit the Borrower’s accounts as contemplated in this Section.

18. NON WAIVER

Any failure by the Bank to object to or take action with respect to a breach of this Agreement or any Bank Security or upon the occurrence of an Event of Default shall not constitute a waiver of the Bank’s right to take action at a later date on that breach. No course of conduct by the Bank will give rise to any reasonable expectation which is in any way inconsistent with the terms and conditions of this Agreement and the Bank Security or the Bank’s rights thereunder.

19. EVIDENCE OF INDEBTEDNESS

The Bank shall record on its records the amount of all loans made hereunder, payments made in respect thereto, and all other amounts becoming due to the Bank under this Agreement. The Bank’s records constitute, in the absence of manifest error, conclusive evidence of the indebtedness of the Borrower to the Bank pursuant to this Agreement.

The Borrower will sign the Bank’s standard form Letter of Credit Indemnity Agreement for all L/Cs and UGs issued by the Bank.

With respect to chattel mortgages taken as Bank Security, this Agreement is the Promissory Note referred to in same chattel mortgage, and the indebtedness incurred hereunder is the true indebtedness secured by the chattel mortgage.

20. ENTIRE AGREEMENTS

This Agreement replaces any previous letter agreements dealing specifically with terms and conditions of the credit facilities described in the Letter. Agreements relating to other credit facilities made available by the Bank continue to apply for those other credit facilities. This Agreement, and if applicable, the Letter of Credit Indemnity Agreement, are the entire agreements relating to the Facilities described in this Agreement.

21. NON-MERGER

Notwithstanding the execution, delivery or registration of the Bank Security and notwithstanding any advances made pursuant thereto, this Agreement shall continue to be valid, binding and enforceable and shall not merge as a result thereof. Any default under this Agreement shall constitute concurrent default under the Bank Security. Any default under the Bank Security shall constitute concurrent default under this Agreement. In the event of an inconsistency between the terms of this Agreement and the terms of the Bank Security, the terms of this Agreement shall prevail and the inclusion of any term in the Bank Security that is not dealt with in this Agreement shall not be an inconsistency.

22. ASSIGNMENT

The Bank may assign or grant participation in all or part of this Agreement or in any loan made hereunder without notice to and without the Borrower’s consent.

The Borrower may not assign or transfer all or any part of its rights or obligations under this Agreement.

23. RELEASE OF INFORMATION

The Borrower hereby irrevocably authorizes and directs the Borrower’s accountant, (the “Accountant”) to deliver all financial statements and other financial information concerning the Borrower to the Bank and agrees that the Bank and the Accountant may communicate directly with each other.

24. FX CLOSE OUT

The Borrower hereby acknowledges and agrees that in the event any of the following occur: (i) Default by the Borrower under any forward foreign exchange contract (“FX Contract”); (ii) Default by the Borrower in payment of monies owing by it to anyone, including the Bank; (iii) Default in the performance of any other obligation of the Borrower under any agreement to which it is subject; or (iv) the Borrower is adjudged to be or voluntarily becomes bankrupt or insolvent or admits in writing to its inability to pay its debts as they come due or has a receiver appointed over its assets, the Bank shall be entitled without advance notice to the Borrower to close out and terminate all of the outstanding FX Contracts entered into hereunder, using normal commercial practices employed by the Bank, to determine the gain or loss for each terminated FX contract. The Bank shall then be entitled to calculate a net termination value for all of the terminated FX Contracts which shall be the net sum of all the losses and gains arising from the termination of the FX Contracts which net sum shall be the “Close Out Value” of the terminated FX Contracts. The Borrower acknowledges that it shall be required to forthwith pay any positive Close Out Value owing to the Bank and the Bank shall be required to pay any negative Close Out Value owing to the Borrower, subject to any rights of set-off to which the Bank is entitled or subject.

25. SET-OFF

In addition to and not in limitation of any rights now or hereafter granted under applicable law, the Bank may at any time and from time to time without notice to the Borrower or any other Person, any notice being expressly waived by the Borrower, set-off and compensate and apply any and all deposits, general or special, time or demand, provisional or final, matured or unmatured, in any currency, and any other indebtedness or amount payable by the Bank (irrespective of the place of payment or booking office of the obligation), to or for the credit of or for the Borrower’s account, including without limitation, any amount owed by the Bank to the Borrower under any FX Contract or other treasury or derivative product, against and on account of the indebtedness and liability under this Agreement notwithstanding that any of them are contingent or unmatured or in a different currency than the indebtedness and liability under this Agreement. When applying a deposit or other obligation in a different currency than the indebtedness and liability under this Agreement to the indebtedness and liability under this Agreement, the Bank will convert the deposit or other obligation to the currency of the indebtedness and liability under this Agreement using the exchange rate determined by the Bank at the time of the conversion.

26. SEVERABILITY

In the event any one or more of the provisions of this Agreement shall for any reason, including under any applicable statute or rule of law, be held to be invalid, illegal or unenforceable, that part will be severed from this Agreement and will not affect the enforceability of the remaining provisions of this Agreement, which shall remain in full force and effect.

27. MISCELLANEOUS

i)	The Borrower has received a signed copy of this Agreement;

ii)

If more than one Person, firm or corporation signs this Agreement as the Borrower, each party is jointly and severally liable hereunder, and the Bank may require payment of all amounts payable under this Agreement from any one of them, or a portion from each, but the Bank is released from any of its obligations by performing that obligation to any one of them;

iii)

Accounting terms will (to the extent not defined in this Agreement) be interpreted in accordance with accounting principles established from time to time by the Canadian Institute of Chartered Accountants (or any successor) consistently applied, and all financial statements and information provided to the Bank will be prepared in accordance with those principles;

iv)	This Agreement is governed by the law of the Province or Territory where the Branch/Centre is located;

v)	Unless stated otherwise, all amounts referred to herein are in Canadian dollars

28. DEFINITIONS

Capitalized Terms used in this Agreement shall have the following meanings:

“All-In Rate” means the greater of the interest rate that the Borrower pays for Floating Rate Loans or the highest fixed rate paid for Fixed Rate Term Loans.

“Agreement” means the agreement between the Bank and the Borrower set out in the Letter and this Schedule “A”—Standard Terms and Conditions.

“Business Day” means any day (other than a Saturday or Sunday) that the Branch/Centre is open for business.

“Branch/Centre” means The Toronto-Dominion Bank branch or banking centre noted on the first page of the Letter, or such other branch or centre as may from time to time be designated by the Bank.

“Contractual Term Maturity Date” means the last day of the Contractual Term period. If the Letter does not set out a specific Contractual Term period but rather refers to a period of time up to which the Contractual Term Maturity Date can occur, the Bank and the Borrower must agree on a Contractual Term Maturity Date before first drawdown, which Contractual Term Maturity Date will be set out in the Rate and Payments Terms Notice.

“Cross Default Threshold” means the cross default threshold set out in the Letter. If no such cross default threshold is set out in the Letter it will be deemed to be zero.

“Face Amount” means, in respect of:

(i)	a B/A, the amount payable to the holder thereof on its maturity;

(ii)	A L/C or L/G, the maximum amount payable to the beneficiary specified therein or any other Person to whom payments may be required to be made pursuant to such L/C or L/G.

“Fixed Rate Term Loan” means any drawdown in Canadian dollars under a Facility at an interest rate which is fixed for a Rate Term at such rate as is determined by the Bank at its sole discretion.

“Floating Rate Loan” means any loan drawn down, converted or extended under a Facility at an interest rate which is referenced to a variable rate of interest, such as the Prime Rate.

“Inventory Value” means, at any time of determination, the total value (based on the lower of cost or market) of the Borrower’s inventories that are subject to the Bank Security (other than (i) those inventories supplied by trade creditors who at that time have not been fully paid and would have a right to repossess all or part of such inventories if the Borrower were then either bankrupt or in receivership, (ii) those inventories comprising work in process and (iii) those inventories that the Bank may from time to time designate in its sole discretion) minus the total amount of any claims, liens or encumbrances on those inventories having or purporting to have priority over the Bank.

“Letter” means the letter from the Bank to the Borrower to which this Schedule “A”—Standard Terms and Conditions is attached.

“Letter of Credit” or “L/C” means a documentary letter of credit or similar instrument in form and substance satisfactory to the Bank.

“Letter of Guarantee” or “L/G” means a stand-by letter of guarantee or similar instrument in form and substance satisfactory to the Bank.

“Maturity Date” for a Facility, means the date on which all amounts outstanding under such Facility are due and payable to the Bank.

“Person” includes any individual, sole proprietorship, corporation, partnership, joint venture, trust, unincorporated association, association, institution, entity, party, or government (whether national, federal, provincial, state, municipal, city, county, or otherwise and including any instrumentality, division, agency, body, or department thereof).

“Purchase Money Security Interest” means a security interest on an asset which is granted to a lender or to the seller of such asset in order to secure the purchase price of such asset or a loan incurred to acquire such asset, provided that the amount secured by the security interest does not exceed the cost of the asset and provided that the Borrower provides written notice to the Bank prior to the creation of the security interest, and the creditor under the security interest has, if requested by the Bank, entered into an inter-creditor agreement with the Bank, in a format acceptable to the Bank.

“Rate Term” means that period of time as selected by the Borrower from the options offered to it by the Bank, during which a Fixed Rate Term Loan will bear a particular interest rate. If no Rate Term is selected, the Borrower will be deemed to have selected a Rate Term of 1 year.

“Rate and Payment Terms Notice” means the written notice sent by the Bank to the Borrower setting out the interest rate and payment terms for a particular drawdown.

“Receivable Value” means, at any time of determination, the total value of those of the Borrower’s trade accounts receivable that are subject to the Bank Security other than (i) those accounts then outstanding for 90 days, (ii) those accounts owing by Persons, firms or corporations affiliated with the Borrower, (iii) those accounts that the Bank may from time to time designate in its sole discretion, (iv) those accounts subject to any claim, liens, or encumbrance having or purporting to have priority over the Bank, (v) those accounts which are subject to a claim of set-off by the obligor under such account, MINUS the total amount of all claims, liens, or encumbrances on those receivables having or purporting to have priority over the Bank.

“Receivables/Inventory Summary” means a summary of the Borrower’s trade account receivables and inventories, in form as the Bank may require and certified by a senior officer/representative of the Borrower.

“US$” or “USD Equivalent” means, on any date, the equivalent amount in United States Dollars after giving effect to a conversion of a specified amount of Canadian Dollars to United States Dollars at the exchange rate determined by the Bank at the time of the conversion.

Pine Valley Commercial Banking Center
4499 Highway #7, 2nd Floor
Woodbridge, Ontario
L4L 9A9
Tel # 905 264 6723
Fax #905 851 8209

September 22, 2017

RENIN CANADA CORP.

RENIN US LLC

110 Walker Drive

Brampton, Ontario

L6T 4H6

Attention: Joe Ruffo, Chief Operating Officer

Dear Sir,

The following amending agreement (the “Amending Agreement”) amends the terms and conditions of the credit facilities (the “Facilities”) provided to the Borrower pursuant to the Agreement dated April 21, 2017 and the subsequent Amending Agreement dated May 12, 2017.

BORROWER

RENIN CANADA CORP.	(the “Borrower A”)
RENIN US LLC	(the “Borrower B”)

LENDER

The Toronto-Dominion Bank (the “Bank”), through its Pine Valley branch, in Vaughan, ON.

CREDIT LIMIT

1 (A) (B)	The lesser of:

i)	USD$18,000,000 «or its CAD Equivalent», AND

The Total of

A) 90% of the insured portion of Receivable Value (net of discounts, rebates, over 90 day accounts), insured with COFACE, AND

B) 85% of the non-insured Receivable Value, (net of discounts, rebates, over 90 day accounts) for companies with a satisfactory investment credit rating to the Bank, AND

C) 75% of the non-insured Receivable Value (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks), AND

D) 50% of the Inventory Value except that the amount calculated under (D) will not exceed 50% of the outstanding balance on the facility. Inventory value to include raw materials and finished goods with inventory in transit limited to USD $1,500,000; inventory value to be net of returned inventory, defective inventory, damaged goods, and obsolete inventory and / or appropriate provision to be provided for same. Inventory aged over 12 months ineligible for margining.

1

LESS:

E) Three months’ rental payments on warehouses located at Brampton, Ontario and Tupelo, Mississippi if Landlord Waivers for these warehouses are not on hand.

For purposes of calculating the Credit Limit, no value will be given to any uninsured foreign accounts receivables and any insured trade account receivable exceeding any individual receivable/buyer/credit limit set out in the applicable policy.

Available credit limit to be forward margined.

2 (A) (B)	USD$1,745,829 as reduced pursuant to the section headed “Repayment and Reduction of Amount of Credit Facility”.

TYPE OF CREDIT AND BORROWING OPTIONS

1 (A) (B)	Committed Revolving Operating Line available at the Borrower’s option by way of:

•	Prime Rate Based Loans in CAD$ (“Prime Based Loans”)

•	Bankers Acceptances in CAD$ (“B/As”)

•	United States Base Rate Loans in USD$ (“USBR Loans”)

•	London Interbank Offered Rate Loans in USD$ (“LIBOR Loans”)

•	Letters of Credit in CAD$ or USD$ (“L/Cs”)

•	Stand-by Letters of Guarantee in CAD$ or USD$ (“L/Gs”)

2 (A) (B)	Committed Reducing Term Facility (Multiple Draw) available at the Borrower’s option by way of:

•	Fixed Rate Term Loan in CAD$

•	Floating Rate Term Loan available by way of:

•	Prime Rate Based Loans in CAD$ (“Prime Based Loans”)

•	Bankers Acceptances in CAD$ (“B/As”)

•	United States Base Rate Loans in USD$ (“USBR Loans”)

•	London Interbank Offered Rate Loans in USD$ (“LIBOR Loans”)

TENOR

1 (A) (B)	Committed, 1 year from date that Disbursement Conditions have been satisfied.

2 (A) (B)	Committed

CONTRACTUAL TERM

1 (A) (B)	1 year from date that Disbursement Conditions have been satisfied.

2 (A) (B)	60 months from the date of drawdown.

INTEREST RATES AND FEES

Advances shall bear interest and fees as follows

1 (A) (B)	Committed Revolving Operating Line:

•	Prime Based Loans: Prime Rate + 1.000% per annum

•	USBR Loans: USBR + 1.000% per annum

•	LIBOR Loans: LIBOR + 2.750% per annum

•	B/As: Stamping Fee at 2.750% per annum

2

•	L/Cs: As advised by the Bank at the time of issuance of the L/C

•	L/Gs: 2.000% per annum

2 (A) (B)	Committed Reducing Term Facility:

Fixed Rate Term Loans: as determined by the Bank, in its sole discretion, for the Rate Term selected by the Borrower, and as set out in the Rate and Payment Terms Notice applicable to that Fixed Rate Term Loan.

Floating Rate Term Loans available by way of:

•	Prime Based Loans: Prime Rate + 1.000% per annum

•	USBR Loans: USBR + 1.000% per annum

•	LIBOR Loans: LIBOR + 2.750% per annum

•	B/As: Stamping Fee at 2.750%.per annum

For all Facilities, interest payments will be made in accordance with Schedule “A” unless otherwise stated in this Letter or in the Rate and Payment Terms Notice applicable for a particular drawdown. Information on interest rate and fee definitions, interest rate calculations and payment is set out in the Schedule “A”.

Interest on Fixed Rate Term Loans under Facility 2 is compounded monthly and payable monthly in arrears.

ARRANGEMENT FEE

The Borrower has paid or will pay prior to any drawdown hereunder a non-refundable arrangement fee of CAD$9,000.

ADMINISTRATION FEE

CAD$250 per month

COMMITMENT FEE

On the third Business Day following the last Business Day of March, June, September, and December, in each year, the Borrower shall pay to the Bank a Commitment Fee for the Committed Revolving Operating Line in an amount equal to 0.7000 % per annum calculated on the daily average amount of the undrawn portion of the Committed Revolving Operating Line during the quarter just ended.

DRAWDOWN

(A) (B)

Upon satisfaction of Disbursement Conditions, on a revolving basis, as required. L/C and L/G on a revolving basis, limited to USD $1,500,000 + 1 year term BA & LIBOR based borrowings available to a maximum of 90 days with minimum drawdown of USD $1,000,000 or its Canadian equivalent and in multiples of USD $100,000 or its Canadian equivalent thereafter.

Any L/C’s and L/G’s scheduled to be outstanding beyond the maturity of the Committed Revolving Operating Line, at time of issuance, must, on issuance, be cash collateralized.

2 (A) (B)	Fully Drawn.

Each drawdown under 2 will be a “tranche” and each tranche will bear its own interest rate and repayment terms as set out in the Rate and Payment Terms Notice delivered by the Bank to the Borrower in respect of that drawdown.

3

Notice periods, minimum amounts of draws, interest periods and contract maturity for LIBOR Loans, terms for Banker’s Acceptances and other similar details are set out in the Schedule “A” attached hereto.

REPAYMENT AND REDUCTION OF AMOUNT OF CREDIT FACILITY

1 (A) (B)	In full at maturity.

L/C and L/G upon payout or cancellation by the beneficiary.

2 (A) (B)	Loan 1: USD $495,000

Amortization: 3 years, from June 1, 2017 to June 1, 2020

Fixed Rate: Equal monthly blended payments of USD $ 14,580.73 until June 1, 2018.

(Blended payments to change thereafter as per the new rate)

Loan 2: USD $180,000

Amortization: 3 years, from June 1, 2017 to June 1, 2020

Fixed Rate: Equal monthly blended payments of USD $ 5,302.09 until June 1, 2018.

(Blended payments to change thereafter as per the new rate)

Loan 3: USD $1,125,000

Amortization: 5 years, from July 12, 2017 to July 12, 2022

Fixed Rate: Equal monthly blended payments of USD $ 20,861.78 until August 1, 2018.

(Blended payments to change thereafter as per the new rate)

PREPAYMENT

1 (A) (B)	Permitted in whole or in part at any time; B/A’s may not be prepaid.

2 (A) (B)	The Borrower has selected the 10% Prepayment Option and accordingly, Fixed Rate Term Loans under this Facility may be prepaid in accordance with Section 4a) and 4b) of Schedule A.

Floating Rate Term Loan: No prepayment penalty.

SECURITY

The following security shall be provided, shall, unless otherwise indicated, support all present and future indebtedness and liability of the Borrower and the grantor of the security to the Bank including without limitation indebtedness and liability under guarantees, foreign exchange contracts, cash management products, and derivative contracts, shall be registered, in first position, and shall be on the Bank’s standard form, supported by resolutions and solicitor’s opinion, all acceptable to the Bank.

a) General Security Agreement (“GSA”) issued by RENIN CANADA COPR. representing a First charge on all the Borrower’s present and after acquired personal property. — On hand

b) General Security Agreement (“GSA”) issued by RENIN US LLC representing a First charge on all the Borrower’s present and after acquired personal property. — On hand

c) Unlimited Guarantee of Advances in support of RENIN CANADA CORP.

•	Executed by RENIN HOLDINGS LLC (the “Guarantor”) — On hand

d) Unlimited Guarantee of Advances in support of RENIN US LLC

•	Executed by RENIN CANADA CORP. (the “Guarantor”) — On hand

e) Unlimited Guarantee of Advances in support of RENIN US LLC

•	Executed by RENIN HOLDING LLC (the “Guarantor) “) — On hand

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f) Unlimited Guarantee of Advances in support of RENIN CANADA CORP.

•	Executed by RENIN US LLC (the “Guarantor”) “) — On hand

g) Account Receivable Insurance (Non-EDC) from RENIN CANADA CORP.”) — On hand

h) Assignment of Fire Insurance WITH Business Interruption Insurance, TD Loss Payee from RENIN CANADA CORP. — On hand

i) Assignment of Fire Insurance WITH Business Interruption Insurance, TD Loss Payee from RENIN US LLC. — On hand

j) Landlord’s Letter of Non-Disturbance / Landlord’s Waiver from RENIN CANADA CORP. regarding Brampton, Ontario — On hand

k) Landlord’s Letter of Non-Disturbance / Landlord’s Waiver from RENIN US LLC Tupelo, Mississippi — On hand

l) US Security Agreement issued by RENIN US LLC representing First charge on all present and after acquired personal property. UCC filing/registered in Florida. To be guided by lawyer acting for the Bank. — Amended

m) US Security Agreement issued by RENIN HOLDINGS LLC representing First charge on all present and after acquired personal property. UCC filing/registered in Florida. To be guided by lawyer acting for the Bank. — Amended

n) Section 427 Bank Act Security/Notice of Intention issued by RENIN CANADA CORP. registered in First position, regarding Brampton, Ontario — On hand

o) Business Insurance — Assignment of “Marine Insurance in the amount of USD $1,500,000 from RENIN CANADA CORP. — To be Obtained

p) Business Insurance — Assignment of “Marine Insurance in the amount of USD $1,500,000 from RENIN HOLDINGS LLC — To be Obtained

q) Business Insurance — Assignment of “Marine Insurance in the amount of USD $1,500,000 from RENIN US LLC — To be Obtained

All persons and entities required to provide a guarantee shall be referred to in this Agreement individually as a “Surety” and/or “Guarantor” and collectively as the “Guarantors”;

All of the above security and guarantees shall be referred to collectively in this Agreement as “Bank Security”.

DISBURSEMENT CONDITIONS

The obligation of the Bank to permit any drawdown hereunder is subject to the Standard Disbursement Conditions contained in Schedule “A” and the following additional drawdown conditions:

1 (A) (B)	Delivery to the Bank of the following, all of which must be satisfactory to the Bank:

Executed loan agreement, security, and related account documentation, to be satisfactory to the Bank.

Most recent monthly reporting package and quarterly financial statements confirming all covenants in compliance, to be satisfactory to the Bank.

5

FINANCIAL COVENANTS

The Borrower agrees at all times to:

1)	1. USD $18,000,000 <or its CAD$ Equivalent>, AND

2. The Total of

A) 90% of the insured portion of Receivable Value (net of discounts, rebates, over 90 day accounts), insured with COFACE, AND

B) 85% of the non-insured Receivable Value, (net of discounts, rebates, over 90 day accounts) for companies with a satisfactory investment credit rating to the Bank, AND

C) 75% of the non-insured Receivable Value (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks), AND

D) 50% of the Inventory Value except that the amount calculated under (D) will not exceed 50% of the outstanding balance on the facility. Inventory value to include raw materials and finished goods with inventory in transit limited to USD $1,500,000; inventory value to be net of returned inventory, defective inventory, damaged goods, and obsolete inventory and / or appropriate provision to be provided for same. Inventory aged over 12 months ineligible for margining.

LESS:

E) Three months’ rental payments on warehouses located at Brampton, Ontario and Tupelo, Mississippi if Landlord Waivers for these warehouses are not on hand.

For purposes of calculating the Credit Limit, no value will be given to any uninsured foreign accounts receivables and any insured trade account receivable exceeding any individual receivable/buyer/credit limit set out in the applicable policy.

Available credit limit to be forward margined

Amended

2)	Total Debt to Tangible Net Worth ratio for Renin Holdings LLC of not greater than 2.75:1, to be tested based on consolidated financial results of Renin Holdings LLC Quarterly.

Debt is defined as the Borrower’s total indebtedness less loans made by the shareholders to the Borrower and postponed in favor of the Bank.

Tangible Net Worth is defined as shareholder’s equity plus loans made by the shareholders to the Borrower and postponed in favor of the Bank, less loans to its shareholders, employees and other related parties and less intangible assets including without limitation, goodwill, research and development, franchises, patents and trademarks.

3)	Debt Service Coverage ratio (DSC) of not less than 110% to be maintained at all times based on consolidated financial results of Renin Holdings LLC tested Quarterly on a rolling four quarter basis.

6

DSC is calculated as follows:

(EBITDA* -Cash Taxes—Unfinanced capital expenditures—Distributions**)/(Principal Interest)

EBITDA is defined as: Earnings before Interest, Taxes, Depreciation, and Amortization

Note:

*The following amounts for non-recurring expenses may be added back:

Fiscal 2016: USD$1,770,000

Q1 2017: USD $200,000

Q2 2017: USD $300,000

Q3 2017: USD $250,000

Q4 2017: USD $250,000

Q1 2018: USD $125,000

Q2 2018: USD $125,000

**Distributions include dividends, share redemptions, repayments of shareholder loans / notes, and advances to shareholders or related parties, etc.

AVAILABILITY OF OPERATING LOAN

The Operating Loan is uncommitted, made available at the Bank’s discretion, and is not automatically available upon satisfaction of the terms and conditions, conditions precedent, or financial tests set out herein.

The occurrence of an Event of Default is not a precondition to the Bank’s right to accelerate repayment and cancel the availability of the Operating Loan.

SCHEDULE “A” -

STANDARD TERMS

AND CONDITIONS

Schedule “A” sets out the Standard Terms and Conditions (“Standard Terms and Conditions”) which apply to these credit facilities. The Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

We ask that the Borrower acknowledges agreement to these amendments by signing and returning the attached duplicate copy of this Amending Agreement to the undersigned on or before October 15, 2017.

ACCURACY OF

INFORMATION

The Borrower hereby represents and warrants that all information that it has provided to the Bank is accurate and complete respecting, where applicable:

(i)	the names of the Borrower’s directors and the names and addresses of the Borrower’s beneficial owners;

(ii)	the names and addresses of the Borrower’s trustees, known beneficiaries and/or settlors; and

(iii)	the Borrower’s ownership, control and structure.

7

The Borrower will provide, or cause to be provided, such updated information and/or additional supporting information as the Bank may require from time to time with respect to any or all the matters in the Borrower’s foregoing representation and warranty.

Yours truly,

THE TORONTO-DOMINION BANK

/s/ Vito Cramarossa	/s/ Jack Borges
Vito Cramarossa	Jack Borges
District Vice-President Commercial Banking	Relationship Manager

8

THE TORONTO-DOMINION BANK:

RENIN CANADA CORP hereby accepts the foregoing offer this 29 day of September, 2017. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joe Ruffo	/s/ Shawn Pearson
Signature	Signature

Joe Ruffo, COO	Shawn Pearson, Chairman
Print Name & Position	Print Name & Position

THE TORONTO-DOMINION BANK:

RENIN US LLC hereby accepts the foregoing offer this 29 day of September, 2017. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joe Ruffo	/s/ Shawn Pearson
Signature	Signature

Joe Ruffo, COO	Shawn Pearson, Chairman
Print Name & Position	Print Name & Position

9

Pine Valley
4499 Highway 7 At Pine Valley Drive 2nd Floor
Vaughan, Ontario
L4L 9A9
Telephone No: (905) 264 6723
Fax No: (905) 851 8209

March 29, 2018

RENIN CANADA CORP.

RENIN US LLC

110 Walker Drive

Brampton, Ontario

L6T 4H6

Attention: Mr. Joe Ruffo, Chief Operating Officer

The following amending agreement (the “Amending Agreement”) amends the terms and conditions of the credit facilities (the “Facilities”) provided to the Borrower pursuant to the Agreement dated May 12, 2017 and the subsequent Amending Agreement(s) September 22, 2017.

BORROWER

RENIN CANADA CORP.	(the “Borrower A”)
RENIN US LLC	(the “Borrower B”)

LENDER

The Toronto-Dominion Bank (the “Bank”), through its Pine Valley Branch, in Vaughan, Ontario.

CREDIT LIMIT

A1)	The lesser of:

i)	USD $18,000,000 or its CAD $ Equivalent, AND

2. The Total of

A) 90% of the insured portion of Receivable Value (net of discounts, rebates, over 90 day accounts), insured with COFACE, AND

B) 85% of the non-insured Receivable Value, (net of discounts, rebates, over 90 day accounts) for companies with a satisfactory investment credit rating to the Bank, AND

C) 75% of the non-insured Receivable Value (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks), AND

D) 50% of the Inventory Value except that the amount calculated under (D) will not exceed 50% of the outstanding balance on the facility. Inventory value to include raw materials and finished goods with inventory in transit limited to USD $1,500,000; inventory value to be net of returned inventory, defective inventory, damaged goods, and obsolete inventory and / or appropriate provision to be provided for same. Inventory aged over 12 months ineligible for margining.

1

LESS:

E) Three months’ rental payments on warehouses located at Brampton, Ontario and Tupelo, Mississippi if Landlord Waivers for these warehouses are not on hand.

ii)

For purposes of calculating the Credit Limit, no value will be given to any uninsured foreign accounts receivables and any insured trade account receivable exceeding any individual receivable/buyer/credit limit set out in the applicable policy.

Borrowing Base Covenant to be forward margined.

A2)	USD $1,498,410 as reduced pursuant to the section headed “Repayment and Reduction of Amount of Credit Facility”.

For all Facilities, interest payments will be made in accordance with Schedule “A” unless otherwise stated in this Letter or in the Rate and Payment Terms Notice applicable for a particular drawdown. Information on interest rate and fee definitions, interest rate calculations and payment is set out in the Schedule “A”.

NEGATIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will and will ensure that its subsidiaries and each of the Guarantors will observe the Standard Negative Covenants set out in Schedule “A”. In addition the Borrower will not and will ensure that its subsidiaries and each of the Guarantors will not:

a)	Make any shareholder or related party distributions without the Bank’s prior written consent, excluding USD tax sharing payments’

Borrower can issue the following dividends as long as all financial covenants are in compliance on a pre and post basis:

Q1 2018: Up to USD $250,000

Q2 2018: Up to USD $250,000

Q3 2018: Up to USD $250,000

Q4 2018: Up to USD $250,000

b)	Create, incur, assume, or suffer to exist, any additional debt, pledge, lien, security interest, assignment, charge, or encumbrance without the Bank’s prior written consent.

c)	Merge or amalgamate with or acquire any other entity, permit any change of ownership, or change its capital structure without the Bank’s prior written consent.

ANCILLARY FACILITIES

As at the date of this Agreement, the following uncommitted ancillary products are made available. These products may be subject to other agreements.

3 (A) (B)	TD Visa Business card (or cards) for an aggregate amount of CAD $200,000.

4 (A)	Spot Foreign Exchange Facility which allows the Borrower to enter into USD $2,000,000 for settlement on a spot basis.

4 (B)	Spot Foreign Exchange Facility which allows the Borrower to enter into USD $2,000,000 for settlement on a spot basis.

2

5 (A) (B)	Certain treasury projects, such as forward foreign exchange transactions, and/or interest rate and currency and/or commodity swaps.

The Borrower agrees that treasury products will be used to hedge its risk and will not be used for speculative purposes.

The paragraph headed “FX CLOSE OUT” as set out in Schedule “A” shall apply to FX Transactions.

For the Borrower’s information only, the Bank advises the Borrower that, as at the day of this Agreement only, the Bank would, if requested by the Borrower, make available to the Borrower forward foreign exchange contracts in an aggregate amount of up to USD $6,500,000 for periods of up to 12 months. This limit and term is subject to change at any time at the discretion of the Bank and without prior notice to the Borrower. The Borrower must contact the Bank from time to time, to obtain information about the Borrower’s then current forward foreign exchange limit.

AVAILABILITY OF OPERATING LOAN

The Operating Loan is uncommitted, made available at the Bank’s discretion, and is not automatically available upon satisfaction of the terms and conditions, conditions precedent, or financial tests set out herein.

The occurrence of an Event of Default is not a precondition to the Bank’s right to accelerate repayment and cancel the availability of the Operating Loan.

LANGUAGE PREFERENCE

This Agreement has been drawn up in the English language at the request of all parties.

SCHEDULE “A”-

STANDARD TERMS

AND CONDITIONS

Schedule “A” sets out the Standard Terms and Conditions (“Standard Terms and Conditions”) which apply to these credit facilities. The Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

ACCURACY OF INFORMATION

The Borrower hereby represents and warrants that all information that it has provided to the Bank is accurate and complete respecting where applicable:

i)	the names of the Borrower’s directors and the names and addresses of the Borrower’s beneficial owners;

ii)	the names and addresses of the Borrower’s trustees, known beneficiaries and/or settlors; and

iii)	the Borrower’s ownership, control and structure.

The Borrower will provide, or cause to be provided, such updated information and/or additional supporting information as the Bank may require from time to time with respect to any or all the matters in the Borrower’s foregoing representation and warranty.

3

Yours truly,

THE TORONTO-DOMINION BANK

/s/ Jack Borges Jack Borges Relationship Manager	/s/ Vito Cramarossa Vito Cramarossa District Vice President

4

TO THE TORONTO-DOMINION BANK:

RENIN CANADA CORP. hereby accepts the forgoing offer this              day of             , 2018. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, President Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

RENIN US LLC hereby accepts the forgoing offer this              day of             , 2018. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, President Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

5

Pine Valley Commercial Banking Center
4499 Highway 7 At Pine Valley Drive, 2nd Floor
Vaughan, ON
L4L 9A9
Telephone No.: (905) 264 6723
Fax No.: (905) 851 8209

October 1, 2018

RENIN CANADA CORP.

RENIN US LLC

110 Walker Drive

Brampton, Ontario

L6T 4H6

Attention: Joe Ruffo, President Chief Executive Officer

Dear Sir,

The following amending agreement (the “Amending Agreement”) amends the terms and conditions of the credit facilities (the “Facilities”) provided to the Borrower pursuant to the Agreement dated April 21, 2017 and the subsequent Amending Agreements dated September 22, 2017 and March 29, 2018.

BORROWER

RENIN CANADA CORP.	(the “Borrower A”)
RENIN US LLC	(the “Borrower B”)

LENDER

The Toronto-Dominion Bank (the “Bank”), through its Pine Valley branch, in Vaughan, ON.

CREDIT LIMIT

1 (A) (B)	The lesser of:

USD$18,000,000 or its CAD$ Equivalent, AND

The Total of

A) 85% of the Receivable Value, (net of discounts, rebates, over 90 day accounts) for companies with a satisfactory investment credit rating to the Bank, AND

C) 80% of the non-insured Receivable Value (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks), AND

D) 50% of the Inventory Value except that the amount calculated under (D) will not exceed 50% of the outstanding balance on the facility. Inventory value to include raw materials and finished goods with inventory in transit limited to USD $1,500,000; inventory value to be net of returned inventory, defective inventory, damaged goods, and obsolete inventory and / or appropriate provision to be provided for same. Inventory aged over 12 months ineligible for margining.

1

LESS:

E) Three months’ rental payments on warehouses located at Brampton, Ontario and Tupelo, Mississippi if Landlord Waivers for these warehouses are not on hand.

Available credit limited to be forward margined.

2 (A) (B) USD$1,283,021.36 as reduced pursuant to the section headed “Repayment and Reduction of Amount of Credit Facility”:

TENOR

1 (A) (B)	Committed, 1 year to September 29, 2019.

2 (A) (B)	Committed

CONTRACTURAL TERM

1 (A) (B)	1 year to September 29, 2019.

2 (A) (B)	60 months from date of drawdowns.

SECURITY

The following security shall be provided, shall, unless otherwise indicated, support all present and future indebtedness and liability of the Borrower and the grantor of the security to the Bank including without limitation indebtedness and liability under guarantees, foreign exchange contracts, cash management products, and derivative contracts, shall be registered in first position, and shall be on the Bank’s standard form, supported by resolutions and solicitor’s opinion, all acceptable to the Bank.

h) ~~Account Receivable Insurance from RENIN CANADA CORP.~~ This Security Item has been Deleted.

All persons and entities required to provide a guarantee shall be referred to in this Agreement individually as a “Surety” and/or “Guarantor” and collectively as the “Guarantors”;

All of the above security and guarantees shall be referred to collectively in this Agreement as “Bank Security”.

POSITIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will and will ensure that its subsidiaries and each of the Guarantors will observe the Standard Positive Covenants set out in Schedule “A” and in addition will:

1) Annual audited consolidated financial statements for Renin Holdings LLC to be provided within 120 calendar days of fiscal year end.

2) An aged Accounts Receivable, Accounts Payable and Inventory listing to be provided monthly with details of holdbacks, raw materials, work in progress, inventory in transit and finished goods. Monthly reporting to be accompanied by compliance certificate provided within 20 days of each month end.

2

3) Annual management prepared financial statements for Renin US LLC to be provided within 120 calendar days of fiscal year end.

4) Annual management prepared financial statements for Renin Canada Corp to be provided within 120 calendar days of fiscal year end.

5) Quarterly rolling four quarter management prepared consolidated financial statements for Renin Holdings LLC to be provided within 45 days of each quarter end. Quarterly financial statements to be accompanied by a compliance certificate.

SCHEDULE “A” -

STANDARD TERMS

AND CONDITIONS

Schedule “A” sets out the Standard Terms and Conditions (“Standard Terms and Conditions”) which apply to these credit facilities. The Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

We ask that the Borrower acknowledges agreement to these amendments by signing and returning the attached duplicate copy of this Amending Agreement to the undersigned on or before September 30, 2018.

ACCURACY OF INFORMATION

The Borrower hereby represents and warrants that all information that it has provided to the Bank is accurate and complete respecting, where applicable:

(i) the names of the Borrowers directors and the names and addresses of the Borrower s beneficial owners;

(ii) the names and addresses of the Borrowers trustees, known beneficiaries and/or settlors; and

(iii) the Borrower’s ownership, control and structure.

The Borrower will provide, or cause to be provided, such updated information and/or additional supporting information as the Bank may require from time to time with respect to any or all the matters in the Borrower’s foregoing representation and warranty.

Yours truly,

THE TORONTO-DOMINION BANK

/s/ Vito Cramarossa	/s/ Jack Borges
Vito Cramarossa	Jack Borges
District Vice-President Commercial Banking	Relationship Manager

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THE TORONTO-DOMINION BANK:

RENIN CANADA CORP hereby accepts the foregoing offer this 1 day of October, 2018. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, President and Chief Executive Officer Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

THE TORONTO-DOMINION BANK:

RENIN US LLC hereby accepts the foregoing offer this 1 day of October, 2018. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, President and Chief Executive Officer Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

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Pine Valley Commercial Banking Center
4499 Highway 7 At Pine Valley Drive, 2nd Floor
Vaughan, ON
L4L 9A9
Telephone No.: (905) 264 6723
Fax No.: (905) 851 8209

September 23, 2019

RENIN CANADA CORP.

RENIN US LLC

110 Walker Drive

Brampton, Ontario

L6T 4H6

Attention: Joe Ruffo, President / CEO

Dear Sir,

The following amending agreement (the “Amending Agreement”) amends the terms and conditions of the credit facilities (the “Facilities”) provided to the Borrower pursuant to the Agreement dated May 12, 2017 and the subsequent Amending Agreements dated September 22, 2017, March 29, 2018 and October 1, 2018.

BORROWER

RENIN CANADA CORP.	(the “Borrower A”)
RENIN US LLC	(the “Borrower B”)

LENDER

The Toronto-Dominion Bank (the “Bank”), through its Pine Valley branch, in Vaughan, ON.

CREDIT LIMIT

1 (A) (B)	The lesser of:

USD$18,000,000 or its CAD$ Equivalent, AND

The Total of

A) 85% of the Receivable Value, (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks) for companies with a satisfactory investment credit rating to the Bank, AND

C) 80% of the non-insured Receivable Value (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks), AND

1

C) 50% of the Inventory Value except that the amount calculated under (C) will not exceed 50% of the outstanding balance on the facility. Inventory value to include raw materials and finished goods and to be net of goods in transit, returned inventory, defective inventory, damaged goods, inventory held outside Canada & USA, obsolete inventory , unsaleable inventory and slow-moving inventory. For clarity, Inventory Value to be held in a warehouse where the bank holds a landlord waiver, otherwise a deduction of three months rent will be taken.

* Slow -moving inventory is defined as inventory where part number has not been sold for greater than 12 months

For purposes of calculating the Credit Limit, no value will be given to any uninsured foreign accounts receivables and any insured trade account receivable exceeding any individual receivable/buyer/credit limit set out in the applicable policy.

Note:

Available credit limited to be forward margined. (This covenant has been amended)

2 (A) (B) USD$847,274 as reduced pursuant to the section headed “Repayment and Reduction of Amount of Credit Facility”.

TENOR

1 (A) (B)	Committed, 1 year to September 29, 2020.

2 (A) (B)	Committed

CONTRACTURAL TERM

1 (A) (B)	1 year to September 29, 2020.

2 (A) (B)	60 months from date of drawdowns.

NEGATIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will and will ensure that its subsidiaries and each of the Guarantors will observe the Standard Negative Covenants set out in Schedule “A”. In addition the Borrower will not and will ensure that its subsidiaries and each of the Guarantors will not:

1) Make any shareholder or related party distributions without the Bank’s prior written consent, excluding USD tax sharing payments.

Borrower can issue the following dividends up to USD $2,000,000 during Fiscal Year 2019 as long as all financial covenants are in compliance on a pre and post basis:

Q1 2019: Up to $500,000 USD

Q2 2019: Up to $500,000 USD

2

Q3 2019: Up to $500,000 USD

Q4 2019: Up to $500,000 USD

(This Covenant has been amended)

2) Create, incur, assume, or suffer to exist, any additional debt, pledge, lien, security interest, assignment, charge, or encumbrance without the Bank’s prior written consent,

3) Merge or amalgamate with or acquire any other entity, permit any change of ownership, or change its capital structure without the Bank’s prior written consent.

FINANCIAL COVENANTS

The borrower agrees at all times to:

1) Total Debt to Tangible Net Worth ratio for Renin Holdings LLC of not greater than 2.75:1, to be tested based on consolidated financial results of Renin Holdings LLC Quarterly.

Debt is defined as the Borrower’s total indebtedness less loans made by the shareholders to the Borrower and postponed in favor of the Bank.

Tangible Net Worth is defined as shareholder’s equity plus loans made by the shareholders to the Borrower and postponed in favor of the Bank, less loans to its shareholders, employees and other related parties and less intangible assets including without limitation, goodwill, research and development, franchises, patents and trademarks.

2) Debt Service Coverage ratio (DSC) of not less than 110% to be maintained at all times based on consolidated financial results of Renin Holdings LLC tested quarterly on a rolling four quarter basis.

DSC is calculated as follows:

(EBITDA*—Unfinanced capital expenditure- Cash taxes-Distributions**) / (Principal + Interest)

* EBITDA defined as Earnings before Interest, Taxes, Depreciation, and Amortization

** Distributions include dividends, share redemptions, repayments of shareholder loans/notes, and advances to shareholders or related parties etc. (This covenant has been amended)

SCHEDULE “A” -

STANDARD TERMS

AND CONDITIONS

Schedule “A” sets out the Standard Terms and Conditions (“Standard Terms and Conditions”) which apply to these credit facilities. The Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

We ask that the Borrower acknowledges agreement to these amendments by signing and returning the attached duplicate copy of this Amending Agreement to the undersigned on or before September 30, 2018.

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ACCURACY OF INFORMATION

The Borrower hereby represents and warrants that all information that it has provided to the Bank is accurate and complete respecting, where applicable:

(i)	the names of the Borrower’s directors and the names and addresses of the Borrower’s beneficial owners;

(ii)	the names and addresses of the Borrower’s trustees, known beneficiaries and/or settlors; and

(iii)	the Borrower’s ownership, control and structure.

The Borrower will provide, or cause to be provided, such updated information and/or additional supporting information as the Bank may require from time to time with respect to any or all the matters in the Borrower’s foregoing representation and warranty.

Yours truly,

THE TORONTO-DOMINION BANK

/s/ Thomas Gouliaras	/s/ Krystal Reabel
Thomas Gouliaras	Krystal Reabel
Relationship Manager	Manager of Commercial Services

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THE TORONTO-DOMINION BANK:

RENIN CANADA CORP hereby accepts the foregoing offer this 30 day of September, 2019. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, President and Chief Executive Officer Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

THE TORONTO-DOMINION BANK:

RENIN US LLC hereby accepts the foregoing offer this              day of September, 2019. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, President and Chief Executive Officer Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

5

Pine Valley Commercial Banking Center
4499 Highway 7 At Pine Valley Drive, 2nd Floor
Vaughan, ON
L4L 9A9
Telephone No.: (905) 264 6723
Fax No.: (905) 851 8209

February 26, 2020

RENIN CANADA CORP.

RENIN US LLC

110 Walker Drive

Brampton, Ontario

L6T 4H6

Attention: Joe Ruffo, President / CEO

Dear Sir,

The following amending agreement (the “Amending Agreement”) amends the terms and conditions of the credit facilities (the “Facilities”) provided to the Borrower pursuant to the Agreement dated May 12, 2017 and the subsequent Amending Agreements September 22, 2017, March 29, 2018, October 1, 2018 and September 23, 2019.

BORROWER

RENIN CANADA CORP.	(the “Borrower A”)
RENIN US LLC	(the “Borrower B”)

LENDER

The Toronto-Dominion Bank (the “Bank”), through its Pine Valley branch, in Vaughan, ON.

FINANCIAL COVENANTS

The Borrower agrees at all times to:

2)	~~Debt Service Coverage ratio (DSC) of not less than 110% to be maintained at all times based on consolidated financial results of Renin Holdings LLC tested quarterly on a rolling four quarter basis.~~

1

~~DSC is calculated as follows:~~

~~(EBITDA*—Unfinanced capital expenditure Cash taxes Distributions**) / (Principal + Interest)~~

~~*EBITDA defined as Earnings before Interest, Taxes, Depreciation, and Amortization~~

~~**Distributions include dividends , share redemptions, repayrnents of shareholder loans/notes, and advances to shareholders or related parties etc. This Covenant has been removed.~~

4)

Amend the Minimum Interest Coverage Ratio Description to as follows: ‘Maintain an Interest Coverage Ratio of not less than 3.00:1. To be tested quarterly based on rolling four quarter consolidated financial results of Renin Holdings LLC.

Interest Coverage ratio is defined as follows:

EBITDA*/ Interest paid

*EBITDA is defined as Earnings before Interest, Taxes, Depreciation and Amortization . This Covenant has been added.

SCHEDULE “A” –

STANDARD TERMS

AND CONDITIONS

Schedule “A” sets out the Standard Terms and Conditions (“Standard Terms and Conditions”) which apply to these credit facilities. The Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

AMENDMENTS TO SCHEDULE “A” TERMS AND CONDITIONS

Unless otherwise stated, the amendments outlined above are in addition to the Terms and Conditions of the existing Agreement. All other terms and conditions remain unchanged.

We ask that the Borrower acknowledges agreement to these amendments by signing and returning the attached duplicate copy of this Amending Agreement to the undersigned on or before March 20,2020.

ACCURACY OF INFORMATION

The Borrower hereby represents and warrants that all information that it has provided to the Bank is accurate and complete respecting, where applicable:

(i)	the names of the Borrower’s directors and the names and addresses of the Borrower’s beneficial owners;

(ii)	the names and addresses of the Borrower’s trustees, known beneficiaries and/or settlors; and

(iii)	the Borrower’s ownership, control and structure.

2

The Borrower will provide, or cause to be provided, such updated information and/or additional supporting information as the Bank may require from time to time with respect to any or all the matters in the Borrower’s foregoing representation and warranty.

Yours truly,

THE TORONTO-DOMINION BANK

/s/ Thomas Gouliaras	/s/ Krystal Reabel
Thomas Gouliaras	Krystal Reabel
Relationship Manager	Manager of Commercial Services

3

THE TORONTO-DOMINION BANK:

RENIN CANADA CORP hereby accepts the foregoing offer this 5th day of March, 2020. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, President and Chief Executive Officer Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

THE TORONTO-DOMINION BANK:

RENIN US LLC hereby accepts the foregoing offer this 5th day of March, 2020. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, President and Chief Executive Officer Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

4

Pine Valley Commercial Banking Center
4499 Highway 7 At Pine Valley Drive, 2nd Floor
Vaughan, ON
L4L 9A9
Telephone No.: (905) 264 6723
Fax No.: (905) 851 8209

June 05, 2020

RENIN CANADA CORP.

RENIN US LLC

110 Walker Drive

Brampton, Ontario

L6T 4H6

Attention: Joe Ruffo

Dear Sir,

The following amending agreement (the “Amending Agreement’) amends the terms and conditions of the credit facilities (the “Facilities”) provided to the Borrower pursuant to the Agreement dated May 12, 2017 and the subsequent Amending Agreements September 22, 2017, March 29, 2017, October 1, 2018, September 23, 2019 and February 26, 2020.

BORROWER

RENIN CANADA CORP.	(the “Borrower A”)
RENIN US LLC	(the “Borrower B”)

LENDER

The Toronto-Dominion Bank (the “Bank”), through its Pine Valley branch, in Vaughan, ON.

CREDIT LIMIT

1(A) (B)	To be calculated on monthly basis as the lesser of:

USD $18,000,000 <or its CAD$ Equivalent>, AND

The Total of

1

A) 85% of the Receivable Value, (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks) for companies with a satisfactory investment credit rating to the Bank, AND C) 80% of the non-insured Receivable Value (net of discounts, rebates, over 90 day accounts, related party accounts and holdbacks), AND

C) 50% of the Inventory Value except that the amount calculated under (C) will not exceed $9,000,000. Inventory value to include raw materials and finished goods and to be net of goods in transit, returned inventory, defective inventory, damaged goods, inventory held outside Canada & USA, obsolete inventory, unsaleable inventory and slow-moving inventory. For clarity, Inventory Value to be held in a warehouse where the bank holds a landlord waiver, otherwise a deduction of three months rent will be taken.

* Slow -moving inventory is defined as inventory where part number has not been sold for greater than 12 months

For purposes of calculating the Credit Limit, no value will be given to any uninsured foreign accounts receivables and any insured trade account receivable exceeding any individual receivable/buyer/credit limit set out in the applicable policy.

Note:

Available credit limited to be forward margined. (This covenant has been amended)

TENOR

1 (A) (B)	Committed, 2 years to September 29, 2022

CONTRACTUAL TERM

1(A) (B)	2 years to September 29, 2022

INTEREST RATES AND FEES

1(A) (B)	Advances shall bear interest as follows with “Leverages” based on Total Debt to Tangible Net Worth and reset with quarterly results.

Leverages	Prime	BA/LIBOR	USBR
<2.0x	1.00%	2.75%	1.00%
2.0x<x<2.50x	1.25%	3.00%	1.25%
2.50x<	1.50%	3.25%	1.50%

COMMITMENT FEE

On the third Business Day following the last Business Day of March, June, September, and December, in each year, the Borrower shall pay to the Bank a Commitment Fee for the Committed Revolving/Reducing Multiple Draw Facility in an amount equal to 0.7000 % per annum calculated on the daily average amount of the undrawr portion of the Committed Revolving/Reducing Multiple Draw Facility during the quarter just ended.

2

ADMINISTRATION FEE

CAD$250 per month.

NEGATIVE COVENANTS

So long as any amounts remain outstanding and unpaid under this Agreement or so long as any commitment under this Agreement remains in effect, the Borrower will and will ensure that its subsidiaries and each of the Guarantors will observe the Standard Negative Covenants set out in Schedule “A”. In addition the Borrower will not and will ensure that its subsidiaries and each of the Guarantors will not:

1)	Make any shareholder or related party distributions without the Bank’s prior written consent, excluding USD tax sharing payments

2)	Borrower can issue the dividends up to USD $2,000,000 during any fiscal year as long as all financial covenants are in compliance on a pre and post basis. (This covenant has been amended)

FINANCIAL COVENANTS

The Borrower agrees at all times to:

2)	~~Debt Service Coverage ratio (DSC) of not less than 110% to be maintained at all times based on consolidated financial results of Renin Holdings LLC tested quarterly on a rolling four quarter basis.~~

~~3~~	~~DSC is calculated as follows:~~

~~4~~	~~(EBITDA – Unfinanced capital expenditure – Cash taxes Distributions**) / (Principal + Interest)~~

~~5~~	~~(EBITDA – defined as Earnings before Interest, Taxes, Depreciation, and Amortization.~~

Note:

~~**Distributions include dividends, share redemptions, repayments of shareholder loans / notes, and advances to shareholders or related parties, etc. (This Covenant has been removed).~~

EVENTS OF

DEFAULT

The Bank may accelerate the payment of principal and interest under any committed credit facility hereunder and cancel any undrawn portion of any committed credit facility hereunder, at any time after the occurrence of any one of the Standard Events of Default contained in Schedule “A”.

3

SCHEDULE “A” -

STANDARD TERMS

AND CONDITIONS

Schedule “A” sets out the Standard Terms and Conditions (‘‘Standard Terms and Conditions”) which apply to these credit facilities. The Standard Terms and Conditions, including the defined terms set out therein, form part of this Agreement, unless this letter states specifically that one or more of the Standard Terms and Conditions do not apply or are modified.

ACCURACY OF INFORMATION

The Borrower hereby represents and warrants that all information that it has provided to the Bank is accurate and complete respecting, where applicable:

(i)	the names of the Borrower’s directors and the names and addresses of the Borrower’s beneficial owners;

(ii)	the names and addresses of the Borrower’s trustees, known beneficiaries and/or settlors; and

(iii)	the Borrower’s ownership, control and structure.

The Borrower will provide, or cause to be provided, such updated information and/or additional supporting information as the Bank may require from time to time with respect to any or all the matters in the Borrower’s foregoing representation and warranty.

Yours truly,

THE TORONTO-DOMINION BANK

/s/ Thomas Gouliaras	/s/ Krystal Reabel
Thomas Gouliaras	Krystal Reabel
Relationship Manager	Manager of Commercial Services

4

THE TORONTO-DOMINION BANK:

RENIN CANADA CORP hereby accepts the foregoing offer this              day of             , 2020. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, Chief Executive Officer Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

THE TORONTO-DOMINION BANK:

RENIN US LLC hereby accepts the foregoing offer this              day of             , 2020. The Borrower confirms that, except as may be set out above, the credit facilities detailed herein shall not be used by or on behalf of any third party.

/s/ Joseph Ruffo Signature Joseph Ruffo, Chief Executive Officer Print Name & Position	/s/ Elizabeth Skinner Signature Elizabeth Skinner, VP Finance Print Name & Position

5